DEFINED ASSET FUNDSSM
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MUNICIPAL INVESTMENT          This Defined Fund is a portfolio of preselected
TRUST FUND                    bonds formed to provide preservation of capital,
NEW YORK PUT SERIES--4        regular capital appreciation, and interest income
(CAPITAL APPRECIATION)        which in the opinion of bond counsel is, with
A UNIT INVESTMENT             certain exceptions, exempt from regular Federal
TRUST                         income taxes and from certain state and local
------------------------------taxes but may be subject to other state and local
/ / DESIGNED FOR DOUBLE       taxes. There is no assurance that this objective
      TAX-FREE INCOME         will be met because it is subject to the
/ / DEFINED PORTFOLIO OF      continuing ability of issuers of the bonds to meet
      LONG-TERM               their principal and interest requirements. The
      MUNICIPAL BONDS         fixed portfolio consists primarily of long-term
/ / MONTHLY INCOME            bonds issued by the New York City Housing
                              Development Corporation and backed by
                              collateralized repurchase commitments of banks or thrifts (the Sellers). The market value of the bonds, and therefore the value of the units, will fluctuate with changes in interest rates and other factors.
                              Minimum Purchase: $250



                               -------------------------------------------------
                               THESE SECURITIES HAVE NOT BEEN APPROVED OR
                               DISAPPROVED BY THE SECURITIES AND EXCHANGE
                               COMMISSION OR ANY STATE SECURITIES COMMISSION NOR
                               HAS THE COMMISSION OR ANY STATE SECURITIES
                               COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
                               OF THIS DOCUMENT. ANY REPRESENTATION TO THE
                               CONTRARY IS A CRIMINAL OFFENSE.
                               -------------------------------------------------
                               PART A OF THIS PROSPECTUS MAY NOT BE DISTRIBUTED
SPONSORS:                      UNLESS ACCOMPANIED BY MUNICIPAL INVESTMENT TRUST
Merrill Lynch,                 FUND PROSPECTUS PART B.
Pierce, Fenner & Smith         INVESTORS SHOULD READ BOTH PARTS OF THIS
Incorporated                   PROSPECTUS CAREFULLY AND RETAIN THEM FOR FUTURE
Smith Barney Inc.              REFERENCE.
Prudential Securities          INQUIRIES SHOULD BE DIRECTED TO THE TRUSTEE AT
Incorporated                   1-800-323-1508.
Dean Witter Reynolds Inc.      PROSPECTUS PART A DATED AUGUST 22, 1997.

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Def ined Asset FundsSM
Defined Asset Funds is America's oldest and largest family of unit investment trusts, with over $115 billion sponsored over the last 25 years. Each Defined Asset Fund is a portfolio of preselected securities. The portfolio is divided into 'units' representing equal shares of the underlying assets. Each unit receives an equal share of income and principal distributions.

Defined Asset Funds offer several defined 'distinctives'. You know in advance what you are investing in and that changes in the portfolio are limited - a defined portfolio. Most defined bond funds pay interest monthly - defined income. The portfolio offers a convenient and simple way to invest - simplicity defined.

Your financial professional can help you select a Defined Asset Fund to meet your personal investment objectives. Our size and market presence enable us to offer a wide variety of investments. The Defined Asset Funds family offers:

  o Municipal portfolios
o Corporate portfolios
o Government portfolios
o Equity portfolios
o International portfolios

The terms of Defined Funds are as short as one year or as long as 30 years. Special defined bond funds are available including: insured funds, double and triple tax-free funds and funds with 'laddered maturities' to help protect against changing interest rates. Defined Asset Funds are offered by prospectus only.
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Defined New York Put Series
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Our defined portfolio of municipal bonds offers you a simple and convenient way to earn tax-free monthly income. And by purchasing Defined Asset Funds, you not only receive professional selection but the advantage of reduced risk by investing in bonds of several different issuers.

INVESTMENT OBJECTIVE

To provide interest income exempt from regular federal income taxes and regular capital appreciation through investment in a fixed portfolio consisting primarily of fixed-rate municipal bonds issued by or on behalf of of the New York City Housing Development Corporation. Units may also be exempt from certain state and local taxes for residents of the State. The Fund was created on January 23, 1985. The information in this prospectus is as of May 31, 1997, the evaluation date.

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Defining Your Portfolio
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PROFESSIONAL SUPERVISION

The Portfolio contains bonds acquired from savings banks or savings and loan associations (thrifts) that had held the Bonds in their investment portfolios prior to selling the Bonds to the Fund. These Sellers have committed to repurchase the Bonds from the Fund under certain conditions described under Repurchase Commitments below. The Sellers' Repurchase Commitments are backed by collateral. The Trust is not actively managed; however, it is regularly reviewed and a bond can be sold if retaining it is considered detrimental to investors' interests. Because of maturities, sales or other dispositions of bonds, the size, composition and return of the Portfolio will change over time.

TYPES OF BONDS

The Portfolio consists of 19 collateralized municipal bonds of the following types:


                                                   APPROXIMATE
                                                    PORTFOLIO
                                                   PERCENTAGE
/ / General Obligation                                 2%
/ / Housing                                            88%
/ / Municipal Water/Sewer Utilities                    3%
/ / Refunded Bonds                                     7%


SELLERS

The approximate percentage of the Portfolio backed by each Seller is:

  Ridgewood Savings Bank (New York City,
NY)                                     91%
  Dime Savings Bank of Williamsburgh
(New York City, NY)                              5%
  First Union National Bank
(Rockland, NY)                                4%

REPURCHASE COMMITMENTS

Each Seller has committed to repurchase from time to time on Annual Repurchase Dates (January 29) any bonds that it sold to the Fund if necessary to satisfy redemptions of Units (a Liquidity Repurchase), and, if the Trustee elects not to sell a bond on the open market, on the scheduled disposition date of each bond as shown under Portfolio (a Disposition Repurchase). Each Seller has also committed to repurchase any bonds that it sold, under the following circumstances: if the issuer of a Bond fails to make payments when due (a Default Repurchase); if the interest on a Bond is deemed to be taxable (a Taxability Repurchase); and if insolvency proceedings are commenced by or against the Seller or the Seller fails to meet its collateral requirements (an Insolvency Repurchase). These repurchases will be made at a price not less than the original cost of the bond to the Fund and equal to an increasing percentage of the face amount of the bond (the 'Put Price').

COLLATERAL

The collateral securing the Repurchase Commitments may consist of mortgage backed securities issued by GNMA (Ginnie Maes), FNMA (Fannie Maes) or FHLMC (Freddie Macs); mortgages; municipal obligations; corporate obligations; U.S. government securities; and cash.

AUTOMATIC CAPITAL APPRECIATION

Capital appreciation is derived from the use of repurchase commitments at prices that increase annually from the original cost of the Bonds on the Date of Deposit to par at the Disposition Dates of the Bonds. When the Put Prices per increase on each Annual Repurchase Date, the Indenture requires additional Units to be issued ratably to holders of record on the Annual Repurchase Date. The additional Units representing this amortization are distributed to investors each year, at the rate of one Unit per dollar increase in the Put Prices per Unit. Investors receiving these Units will not realize gain or loss for tax purposes until these Units are sold, and each investor's tax cost and any gain must be spread over the investor's entire number of Units (original Units plus accreted Units). When the investor's other Units are eventually sold, capital gains taxes will have to be paid on the gain caused by the reduction of the per Unit 'tax basis' to the extent this was not recognized on the Units which were sold to make the cash payment.

To receive all or a portion of this distribution in cash, investors may elect the Automatic Capital Appreciation Liquidation Option. Under this option, you may elect to have a percentage of the Units representing your expected marginal Federal tax bracket (15%, 28%, 31%, 36% or 39.6% for individual investors) added to your account each year, ready to pay approximately the estimated Federal tax incurred when your remaining Units are sold (assuming your expected marginal Federal tax bracket is correctly anticipated); the rest of the Units distributed will be sold automatically on the Annual Purchase Date. Alternatively, you may elect to sell all of the Units distributed, in which case the cash you receive would exceed the amount of the increase in the value of your units (net of taxes) because most of the gain is allocated to the remaining Units, as described above. The balance of the gain would be realized for tax purposes when all the other Units (including any Units added to your account) are liquidated, possibly leaving you (after paying your Federal tax) with less than your original investment.

To elect to sell Units on each Annual Repurchase Date under this option, please contact the Trustee at the telephone number stated on the back cover of this Prospectus to receive an election form. Or you can write the Trustee (please specify your Series name and account number as well as your election). The election must be received by the Trustee in writing at least 15 days before the first Annual Repurchase Date to which the election is to apply.

Investors should understand that because of increases in the value of the underlying bonds as a result of recent declines in the general market level of interest rates, sales of additional units will, under current market conditions, generate larger amounts of cash than would have been the case if interest rates had remained at the level existing at the date of deposit of each particular series. As a result, and also because it is not possible to predict future levels of interest rates and security values, the application of these provisions can be expected to produce only a general approximation of the goals of the individual unit holder.

BOND CALL FEATURES

It is possible that during periods of falling interest rates, a bond with a coupon higher than current market rates will be prepaid or 'called', at the option of the bond issuer, before its expected maturity. When bonds are initially callable, the price is usually at a premium to par which then declines to par over time. Bonds may also be subject to a mandatory sinking fund or have extraordinary redemption provisions. For example, if the bond's proceeds are not able to be used as intended the bond may be redeemed. This redemption and the sinking fund are often at par.

On the evaluation date, 100% of the bonds were currently callable.

TAX INFORMATION

Based on the opinion of bond counsel, income from the bonds held by this Fund is generally 100% exempt under existing laws from regular federal income tax and certain state and local taxes for residents of New York. Any gain on a disposition of the underlying bonds or units will be subject to tax and is expected to be short-term capital gain. (See Taxes on page A-5.)
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Defining Your Investment
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PUBLIC OFFERING PRICE PER 1,000 UNITS  $666.75

The Public Offering Price as of May 31, 1997, the evaluation date, is based on the aggregate offer side value of the underlying bonds in the Fund ($13,851,942), divided by the number of units outstanding (20,775,265) times 1,000. The Public Offering Price on any subsequent date will vary. An amount equal to principal cash, if any, as well as net accrued but undistributed interest on the unit is added to the Public Offering Price. The underlying bonds are evaluated by an independent evaluator at 3:30 p.m. Eastern time on every business day thereafter.

PREMIUM AND DISCOUNT ISSUES

On the evaluation date, 12% of the bonds were valued at a premium over par and 88% at a discount from par (see Risk Factors in Part B).

REINVESTMENT OPTION

You can elect to automatically reinvest your distributions into a separate portfolio of federally tax-exempt bonds. Most or all of the bonds in that portfolio, however, will not be exempt from state or local taxes. Reinvesting helps to compound your income tax-free.

PLACEMENT FEE

In addition to the Portfolio supervision, administrative and bookkeeping fees shown under Defining Your Costs, the Sponsors also receive a quarterly placement fee from each Seller of 0.125% of the aggregate principal amount of bonds sold by that Seller and remaining in the Fund (see Underwriters' and Sponsors' Profits in Part B).

PRINCIPAL DISTRIBUTIONS

Principal from sales, redemptions and maturities of bonds in the Fund will be distributed to investors periodically when the amount to be distributed is more than $5.00 per 1,000 units.

TERMINATION DATE

The Fund will generally terminate following the maturity date of the last maturing bond listed in the Portfolio. The Fund may be terminated earlier if the value is less than 25% of the face amount of bonds deposited. On the evaluation date the value of the Fund was 68% of the face amount of bonds deposited.
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Defining Your Income
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MONTHLY FEDERALLY TAX-FREE INTEREST INCOME

The Fund pays monthly income, even though the bonds generally pay interest semi-annually.

WHAT YOU MAY EXPECT
(PAYABLE ON THE 25TH DAY OF THE MONTH TO HOLDERS OF RECORD ON THE 10TH DAY OF THE MONTH):


Regular Monthly Income per 1,000 units:                  $    3.96
Annual Income per 1,000 units:                           $   47.57


These figures are estimates determined as of the evaluation date and actual payments may vary.
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Defining Your Costs
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ESTIMATED ANNUAL FUND OPERATING EXPENSES


                                                      Per 1,000
                                                          Units
                                                   ---------------
Trustee's Fee                                         $    0.49
Portfolio Supervision, Bookkeeping and
  Administrative Fees                                 $    0.29
Evaluator's Fee                                       $    0.24
Other Operating Expenses                              $    0.38
                                                   ---------------
TOTAL                                                 $    1.40


REDEEMING OR SELLING YOUR INVESTMENT

You may redeem or sell your units at any time. Your price is based on the Fund's then current net asset value (based on the lower, bid side evaluation of the bonds, as determined by an independent evaluator), plus principal cash, if any, as well as accrued interest. The per 1,000 units bid side redemption and secondary market repurchase price as of the evaluation date was $663.82 ($2.93 less than the Public Offering Price). There is no fee for redeeming or selling your units. (See How to Redeem or Sell Units in Part B.)
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Defining Your Risks
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RISK FACTORS

Unit price fluctuates and could be adversely affected by increasing interest rates as well as the financial condition of the issuers of the bonds. Because of the possible maturity, sale or other disposition of securities, the size, composition and return of the portfolio may change at any time. Because of the sales charges, returns of principal and fluctuations in unit price, among other reasons, the sale price will generally be less than the cost of your units. Unit prices could also be adversely affected if a limited trading market exists in any security to be sold. There is no guarantee that the Fund will achieve its investment objective.

There is no established secondary market for the bonds. All bonds were issued under bond resolutions that do not provide for the issuance of bonds in small denominations and were purchased by the Sponsors from the Sellers, which originally acquired them directly in the ordinary course of their business and held them in their investment portfolio prior to the sale of the Sponsors. However, the Sponsors believe that there should be a readily available market among investors for these bonds in the event it is necessary to sell these bonds to meet redemptions of Units (see Risk Factors--Liquidity in Part B).

The Fund is concentrated in Housing bonds and is therefore dependent to a significant degree on revenues generated from those particular activities. (See Risk Factors in Part B.) The Fund is also concentrated in bonds of New York issuers and is subject to additional risk from decreased diversification as well as from factors that may be particular to New York, which are briefly described on p. A-6.

The Fund is also concentrated in bonds backed by the repurchase commitments of banks and is therefore subject to their ability to meet their obligations, as well as to the value of the collateral.

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Taxes
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Taxes in Part B is modified by the following additions:

GENERAL TREATMENT OF THE FUND

There are no regulations, published rulings or judicial decisions involving the characterization for Federal income tax purposes of arrangements involving the purchase of bonds with repurchase commitments that are substantially the same as the Sellers' repurchase commitments with respect to the bonds. However, Davis Polk & Wardwell, special counsel for the Sponsors, is of the opinion that, under existing law, the Fund (and consequently the investors, as discussed below) will be treated as the owners of the bonds for Federal income tax purposes, notwithstanding the existence of the Sellers' repurchase commitments. (Neither the Fund nor the Sponsors have applied for a ruling from the Internal Revenue Service regarding the ownership of the bonds; the Internal Revenue Service has stated in Rev. Proc. 97-3, that it will not ordinarily issue advance rulings or determination letters on the question of who is the true owner of securities, or participation interests therein, where the purchaser has the contractual right to cause the security, or participation interests therein, to be purchased by either the Seller or a third party. Accordingly, there can be no assurance that the Internal Revenue Service will agree with the conclusions expressed herein or that it will not take actions which, if sustained, might result in the Fund, and hence the investors, not being treated as owning the bonds for Federal income tax purposes.)

INCOME OR LOSS UPON DISPOSITION

Under temporary Treasury regulations (the applicability of which is not free from doubt) implementing Section 1092 of the Internal Revenue Code dealing with straddles, any capital gain or loss derived from the Fund will be short-term capital gain or loss regardless of the time the investor has held his Units.

INVESTOR'S BASIS IN THE BONDS

A portion of an investor's cost for his Units may be required to be allocated to the Seller's repurchase commitments with respect to the bonds or to the insurer's commitments under policies that guarantee the timely payment of principal and interest on a portion of the bonds. On a disposition of all or a part of an investor's pro rata portion of a bond (and the simultaneous disposition, exercise or lapse of the commitments with respect thereto), both his basis of the pro rata portion of the bond and the basis of his pro rata portion of these commitments (if any) will be taken into account in determining his overall net income or loss from the disposition. In certain circumstances, this overall net income or loss may be comprised of ordinary income attributable to market discount on the pro rata portion of the bond and of capital loss attributable to the commitments. The deductibility of capital losses is subject to limitations. Investors may wish to consult their own tax advisers in this and the following regard.

If the investor's basis for his pro rata portion of a bond (after giving effect to any required allocation to the commitments) exceeds the redemption price at maturity thereof, the investor may be considered to have purchased his pro rata portion of the bond at a 'bond premium', which is required to be amortized.

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                            New York Taxes and Risks
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NEW YORK RISK FACTORS

     The State of New York and several of its public authorities and municipalities including, in particular, New York City, continue to face financial difficulties. For many years, the State accumulated deficits by extraordinary borrowing, which have been paid off by the issuance of long-term bonds under legislation limiting future borrowing for deficits. The State's accumulated deficit is about $2.9 billion. For the 1996 fiscal year (ended March
31), to address a $5 billion projected budget gap, the State budget included nearly $1 billion of non-recurring measures; a $445 million surplus was realized. To address a $3.9 billion projected gap, the fiscal 1997 budget (adopted more than three months after the beginning of the fiscal year) included $1.3 billion of non-recurring measures. The State realized a surplus (due primarily to higher-than expected revenue and reduced social services spending). The State Comptroller projected gaps of over $3 billion for each of the current and next fiscal years; the Governor estimated gaps of $2.3 billion and $1.6 billion, respectively. The State has not adopted a budget for the current year, but has adopted interim funding measures while negotiations continue. State general obligation debt is rated A-by Standard & Poor's and A2 by Moody's; at December 31, 1996, approximately $4.8 billion face amount was outstanding. 18 State authorities had an aggregate of $73.5 billion of debt outstanding at September 30, 1995, of which approximately $25.7 billion was State supported. Total State-related debt at December 31, 1996 was approximately $31.9 billion.

     New York City finished its 1996 fiscal year with a small surplus, after adopting measures to eliminate a projected $3.1 billion budget gap. The City budget to close a projected $2.6 billion budget gap for the fiscal year ended June 30, 1997, realized a surplus. The City has adopted a budget to close a $1.6 billion gap for the 1998 fiscal year. Budget revisions rely heavily on questionable assumptions and non-recurring measures ($1.2 billion, $435 million and $1.9 billion, respectively, in the 1996-98 fiscal years), and spending is projected to continue to increase faster than revenue, leaving City-projected future budget gaps of $2.0 billion, $2.9 billion and $2.7 billion, respectively for the 1999 through 2001 fiscal years; fiscal monitors have higher estimates. The City's unemployment rate was 9.7% in April 1997. Because the City was expected to reach the constitutional limit on debt issuance this year, the State in 1997 authorized creation of the Transitional Finance Authority to sell over several years up to $7.5 billion of additional bonds, backed by City personal income tax revenues, to fund capital projects. Despite this, if no further action is taken, the City estimates it will reach its debt limit by June 2000. Debt service is expected to consume 20% of projected tax revenues by next year. The State Court of Appeals in March upheld a lower court decision preventing a proposed sale of the City's Water System, which could have provided nearly $1 billion of surplus funds. The City also faces imminent cutoff of Federal funds for over 200,000 illegal immigrants under welfare reform legislation adopted last year. New York City bonds are rated BBB+ by Standard & Poor's and Baa1 by Moody's. At March 31, 1997, approximately $26.0 billion of New York City bonds (excluding City debt held by The Municipal Assistance Corporation for the City of New York (MAC)), $3.8 billion of MAC bonds and $1.2 billion of public benefit corporation debt were outstanding. Other localities in the State had an aggregate of approximately $17.7 billion of indebtedness outstanding in 1994, of which $83 million was to finance budget deficits.

     For decades, the State's economy has grown more slowly than that of the rest of the nation as a whole. This low growth rate has been attributed, in part, to the combined State and New York City tax burden which is among the highest in the U.S. Because their tax structures are particularly sensitive to economic cycles, both the State and New York City are prone to substantial budget gaps during periods of economic weakness. Each has suffered a decline in population and in manufacturing jobs over many years, and has become particularly dependent on the financial services industry. Unemployment rates, especially in New York City, have been above the national average for several years.

     Both the State and New York City suffer from long-term structural imbalances between revenues and expenditures, which historically have been narrowed through extensive use of non-recurring measures such as bond refinancings, depletion of reserves, sales of assets, cost-cuts and layoffs. Except for property taxes, changes in New York City revenue measures require State approval. The City is also particularly subject to unanticipated increases in labor costs, resulting primarily from expiring union contracts and overtime expense. Both the State and New York City also face substantial replacement costs for infrastructure (such as roads, bridges and other public facilities) which has suffered from reduced maintenance expenditures during various economic declines.

     Various municipalities and State and local authorities in New York (particularly, the Metropolitan Transportation Authority) are dependent to varying degrees on State and federal aid, and could be adversely affected by the State's and federal government's actions to balance their budgets. The State's dependence on federal aid and sensitivity to economic cycles, as well as high levels of taxes and unemployment, may continue to make it difficult to balance State and local budgets in the future.

NEW YORK TAXES

       In the opinion of bond counsel delivered on the date of issuance of the Bonds, interest on the Bonds will be exempt from New York State and City personal income taxes except where such interest is subject to federal income taxes (see Taxes).

       In the opinion of Davis Polk & Wardwell, special counsel for the Sponsors, under existing New York law:

       The Trust is not an association taxable as a corporation, and income received by the Trust will be treated as the income of the investors in the same manner as for federal income tax purposes. Accordingly, each investor will be considered to have received the interest on his pro rata portion of each Bond when interest on the Bond is received by the Trust. A noncorporate investor in Units of the Trust who is a New York State (and
     City) resident will be subject to New York State (and City) personal income taxes on any gain recognized from the disposition of his interest in any Bond. A noncorporate investor who is not a New York State resident will not be subject to New York State or City personal income taxes on any such gain unless such Units are attributable to a business, trade, profession or occupation carried on in New York. A New York State (and City) resident should determine his tax basis for his pro rata portion of each Bond for New York State (and City) income tax purposes in the same manner as for federal income tax purposes. Interest income on, as well as any gain recognized on the disposition of, an investor's pro rata portion of the Bonds is generally not excludable from income in computing the New York State corporate franchise tax or the New York City corporation tax.

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    TAX-FREE VS. TAXABLE INCOME: A COMPARISON OF TAXABLE AND TAX-FREE YIELDS

                          FOR NEW YORK CITY RESIDENTS
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                                  COMBINED
                                  EFFECTIVE
TAXABLE INCOME 1997*              TAX RATE                       TAX-FREE YIELD OF
 SINGLE RETURN      JOINT RETURN     %       4%     4.5%     5%     5.5%     6%     6.5%     7%     7.5%     8%
                                                        IS EQUIVALENT TO A TAXABLE YIELD OF


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$      0- 24,650  $      0- 41,200  24.10     5.27   5.93     6.59   7.25     7.90   8.56     9.22   9.88    10.54
$ 24,651- 59,750  $ 41,201- 99,600  35.75     6.23   7.00     7.78   8.56     9.34  10.12    10.89  11.67    12.45
$ 59,751-124,650  $ 99,601-151,750  38.42     6.50   7.31     8.12   8.93     9.74  10.56    11.37  12.18    12.99
$124,651-271,050  $151,751-271,050  42.89     7.00   7.88     8.75   9.63    10.51  11.38    12.26  13.13    14.01
OVER $271,050        OVER $271,050  46.10     7.42   8.35     9.28  10.20    11.13  12.06    12.99  13.91    14.84


                          FOR NEW YORK STATE RESIDENTS
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                                  COMBINED
                                  EFFECTIVE
TAXABLE INCOME 1997*              TAX RATE                       TAX-FREE YIELD OF
 SINGLE RETURN      JOINT RETURN     %       4%     4.5%     5%     5.5%     6%     6.5%     7%     7.5%     8%
                                                        IS EQUIVALENT TO A TAXABLE YIELD OF


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$      0- 24,650  $      0- 41,200  20.82     5.05   5.68     6.31   6.95     7.58   8.21     8.84   9.47    10.10
$ 24,651- 59,750  $ 41,201- 99,600  32.93     5.96   6.71     7.46   8.20     8.95   9.69    10.44  11.18    11.93
$ 59,751-124,650  $ 99,601-151,750  35.73     6.22   7.00     7.78   8.56     9.34  10.11    10.89  11.67    12.45
$124,651-271,050  $151,751-271,050  40.38     6.71   7.55     8.39   9.23    10.06  10.90    11.74  12.58    13.42
OVER $271,050        OVER $271,050  43.74     7.11   8.00     8.89   9.78    10.66  11.55    12.44  13.33    14.22


To compare the yield of a taxable security with the yield of a tax-free security, find your taxable income and read across. The table incorporates 1997 federal and applicable State (and City) income tax rates and assumes that all income would otherwise be taxed at the investor's highest tax rate. Yield figures are for example only.

*Based upon net amount subject to federal income tax after deductions and exemptions. This table does not reflect the possible effect of other tax factors, such as alternative minimum tax, personal exemptions, the phase out of exemptions, itemized deductions or the possible partial disallowance of deductions. Consequently, investors are urged to consult their own tax advisers in this regard.

          DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
          NEW YORK PUT SERIES - 4

          REPORT OF INDEPENDENT ACCOUNTANTS

          The Sponsors, Trustee and Holders
          of Defined Asset Funds - Municipal Investment Trust Fund, New York Put Series - 4:

          We have audited the accompanying statement of condition of Defined Asset Funds - Municipal Investment Trust Fund, New York Put Series - 4, including the portfolio, as of May 31, 1997 and the related statements of operations and of changes in net assets for the years ended May 31, 1997, 1996 and 1995. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Securities owned at May 31, 1997, as shown in such portfolio, were confirmed to us by The Chase Manhattan Bank, the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Defined Asset Funds - Municipal Investment Trust Fund, New York Put Series - 4 at May 31, 1997 and the results of its operations and changes in its net assets for the above-stated years in conformity with generally accepted accounting principles.




          DELOITTE & TOUCHE LLP

          New York, N.Y.
          July 23, 1997




















                                D - 1.

     DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
     NEW YORK PUT SERIES - 4



     STATEMENT OF CONDITION
     As of May 31, 1997

     TRUST PROPERTY:
       Investment in marketable securities -
          at value (cost $ 13,245,250 )(Note 1)........                                                 $13,790,967
       Accrued interest ...............................                                                      64,402
       Cash - income ..................................                                                      74,321
       Cash - principal ...............................                                                      18,849
                                                                                                        -----------
         Total trust property .........................                                                  13,948,539

     LESS LIABILITY - Accrued Sponsors' fees ..........                                                       2,553
                                                                                                        -----------

     NET ASSETS, REPRESENTED BY:
       20,775,265 units of fractional undivided
          interest outstanding (Note 3)................                                 $13,809,816

       Undistributed net investment income ............                                     136,170     $13,945,986
                                                                                        -----------     ===========

     UNIT VALUE ($ 13,945,986 / 20,775,265 units ).....                                                 $   0.67128
                                                                                                        ===========







                  See Notes to Financial Statements.


































                                D - 2.

     DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
     NEW YORK PUT SERIES - 4



     STATEMENTS OF OPERATIONS



                                                                               Years Ended May 31,
                                                                        1997              1996              1995
                                                                        ----              ----              ----

     INVESTMENT INCOME:
       Interest income ........................                     $ 1,025,973       $ 1,043,302       $ 1,065,850
       Trustee's fees and expenses ............                         (22,936)          (23,316)          (22,770)
       Sponsors' fees .........................                          (8,517)             (463)          (10,571)
                                                                    ------------------------------------------------
       Net investment income ..................                         994,520         1,019,523         1,032,509
                                                                    ------------------------------------------------


     REALIZED AND UNREALIZED GAIN (LOSS)
       ON INVESTMENTS:
       Realized gain on
         securities sold or redeemed ..........                          17,722            26,212            38,495
       Unrealized appreciation (depreciation)
         of investments .......................                          15,652           (38,223)           34,893
                                                                    ------------------------------------------------











       Net realized and unrealized
         gain (loss) on investments ...........                          33,374           (12,011)           73,388
                                                                    ------------------------------------------------


     NET INCREASE IN NET ASSETS
       RESULTING FROM OPERATIONS ..............                     $ 1,027,894       $ 1,007,512       $ 1,105,897
                                                                    ================================================







                  See Notes to Financial Statements.
















                                D - 3.

     DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
     NEW YORK PUT SERIES - 4



     STATEMENTS OF CHANGES IN NET ASSETS



                                                                               Years Ended May 31,
                                                                        1997              1996              1995
                                                                        ----              ----              ----

     OPERATIONS:
       Net investment income ..................                     $   994,520       $ 1,019,523       $ 1,032,509
       Realized gain on











         securities sold or redeemed ..........                          17,722            26,212            38,495
       Unrealized appreciation (depreciation)
         of investments .......................                          15,652           (38,223)           34,893
                                                                    ------------------------------------------------
       Net increase in net assets
         resulting from operations ............                       1,027,894         1,007,512         1,105,897
                                                                    ------------------------------------------------
     DISTRIBUTIONS TO HOLDERS (Note 2):
       Income  ................................                        (998,076)       (1,014,361)       (1,039,164)
       Principal ..............................                        (234,460)         (362,300)         (686,638)
                                                                    ------------------------------------------------
       Total distributions ....................                      (1,232,536)       (1,376,661)       (1,725,802)
                                                                    ------------------------------------------------
     NET DECREASE IN NET ASSETS ...............                        (204,642)         (369,149)         (619,905)

     NET ASSETS AT BEGINNING OF YEAR ..........                      14,150,628        14,519,777        15,139,682
                                                                    ------------------------------------------------
     NET ASSETS AT END OF YEAR ................                     $13,945,986       $14,150,628       $14,519,777
                                                                    ================================================
     PER UNIT:
       Income distributions during
         year .................................                     $    .04812       $    .04901            .05033
                                                                    ================================================
       Principal distributions during
         year .................................                     $    .01130       $    .01751       $    .03328
                                                                    ================================================
       Net asset value at end of
         year .................................                     $    .67128       $    .68279       $    .70220
                                                                    ================================================
     TRUST UNITS:
       Issued during year .....................                          50,598            47,212            45,316
       Outstanding at end of year .............                      20,775,265        20,724,667        20,677,455
                                                                    ================================================





                  See Notes to Financial Statements.







                                D - 4.

     DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
     NEW YORK PUT SERIES - 4

     NOTES TO FINANCIAL STATEMENTS












1.   SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a Unit
     Investment Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

      (A) Securities are stated at value as determined by the Evaluator based on bid side evaluations for the securities.
               See "How to sell Units - Trustee's Redemption of Units" in this Prospectus, Part B.

      (B) The Fund is not subject to income taxes. Accordingly, no provision for such taxes is required.

      (C)      Interest income is recorded as earned.

2.   DISTRIBUTIONS

     A distribution of net investment income is made to Holders each month.
     Receipts other than interest, after deductions for redemptions and applicable expenses, are distributed as explained in "Income, Distributions and Reinvestment - Distributions" in this Prospectus, Part B.

3.   NET CAPITAL

     Cost of 20,261,216 units at Date of Deposit ................                                  $20,261,216

     Realized gain on securities sold or redeemed ...............                                      497,370
     Principal distributions ....................................                                   (7,494,487)
     Unrealized appreciation of investments (514,049 additional
      units issued in recognition thereof - see below) ..........                                      545,717
                                                                                                   -----------

     Net capital applicable to Holders ..........................                                  $13,809,816
                                                                                                   ===========

     In each January, units were issued ratably to Holders in recognition of the scheduled annual increases in prices at which the Sellers of the portfolio securities have agreed to repurchase such securities. See "Description of the
     Fund" in this Prospectus, Part B.

4.   INCOME TAXES

     As of May 31, 1997, unrealized appreciation of investments, based on cost for Federal income tax purposes, aggregated $545,717, all of which related to appreciated securities. The cost of investment securities for Federal income tax purposes was $13,245,250 at May 31, 1997.














                           D - 5.

     DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
     NEW YORK PUT SERIES - 4

     PORTFOLIO
     As of May 31, 1997



                                                                                             Optional
     Portfolio No. and Title of         Face                                 Disposition    Redemption
            Securities                 Amount      Coupon      Maturities(2) Dates (3)(4)   Provisions(2)    Cost        Value(1)
            ----------               ----------- -----------   ------------ --------------  ------------  ----------    ---------


     NYC Hsg. Dev. Corp. Multifamily
     Hsg. Ltd. Oblig. Bonds,
     relating to the following
     projects (5):

   1 Atlantic Plaza Project          $   101,181     7.034 %      2019        2018            Currently    $    92,203  $ 94,052


   2 Woodstock Terrace Project            41,612     7.034        2019        2018            Currently         37,922    38,680


   3 Rosalie Manning Apartments           16,960     7.034        2018        2017            Currently         15,464    15,773
     Project

   4 Scott Tower Projects                631,492     7.000        2018        2017            Currently        573,187   585,349


   5 Strycker's Bay Apartments            33,590     7.034        2018        2017            Currently         30,621    31,239
     Project

   6 Tri-Faith House Project             343,935     7.000        2019        2018            Currently        312,157   318,752


   7 Washington Square Southeast         438,421     7.000        2019        2018            Currently        397,911   406,319











     Project

   8 RNA House Project                   423,085     7.000        2018        2017            Currently        384,025   392,170


   9 Riverside Park Community          6,202,808     7.250        2018        2017            Currently      5,792,001 5,877,719
     Project





                                D - 6.

     DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
     NEW YORK PUT SERIES - 4

     PORTFOLIO
     As of May 31, 1997



                                                                                                 Optional
     Portfolio No. and Title of             Face                                  Disposition    Redemption
            Securities                      Amount        Coupon    Maturities(2) Dates (3)(4)   Provisions(2)    Cost    Value(1)
            ----------                     ------------ ----------- ------------  ------------   ------------  --------  ---------

  10 Lincoln-Amsterdam Project             $   117,335     7.250 %    2018        2017         Currently    $  109,570 $ 111,185


  11 Gouverneur Garden Project                 112,756     7.034      2019        2018         Currently       102,746   104,813


  12 Crown Gardens Project                     114,726     7.250      2019        2018         Currently       107,120   108,683


  13 Esplanade Gardens Project               3,322,401     7.000      2019        2018         Currently     3,015,383 3,079,135













  14 Contello 111 Project                      293,540     7.000      2018        2017         Currently       266,441   272,092


  15 Cedman Plaza North Project                478,198     7.000      2018        2017         Currently       434,048   443,257


  16 New York State Hsg. Fin. Agy., Mental     600,000     6.400      2007        2006         Currently       515,856   638,214
     Hygene Imp. Bonds, 1977 Ser. A (6)

  17 Power Authority of The State of New       450,000     7.500      2010        2009         Currently       442,157   515,435
     York 1970 Proj. Rev. Bonds Ser. H (5)





                                D - 7.

     DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
     NEW YORK PUT SERIES - 4

     PORTFOLIO
     As of May 31, 1997



                                                                                                   Optional
     Portfolio No. and Title of               Face                                   Disposition   Redemption
            Securities                        Amount      Coupon      Maturities(2)  Dates (3)(4)  Provisions(2)    Cost    Value(1)
                                             ---------- -----------   ------------  -------------- ------------  --------- ---------




  18 Village of Suffern, New York, G.O.      $   100,000     5.750  %     2002        2001          Currently    $  83,143 $ 104,760
     Bonds Var. Purposes (MBIA Ins.)
     (7) (8)

                                                  55,000     5.750        2005        2004          Currently       45,729    56,440













                                                  75,000     5.750        2006        2005          Currently       62,357    77,073


  19 Town of Ulster, NY, Ulster Swr.             175,000     5.750        2000        1999          Currently      148,823   180,888
     Imp. Area G.O. Bonds, (MBIA Ins.)
     (7) (8)

                                                 175,000     5.750        2001        2000          Currently      148,823   182,130


                                                 150,000     5.750        2002        2001          Currently      127,563   156,809


                                             -----------                                                   ----------    -----------
     TOTAL                                   $14,452,040                                                   $13,245,250   $13,790,967
                                             ===========                                                   ===========   ===========


                  See Notes to Portfolio.











                                D - 8.

 DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
 NEW YORK PUT SERIES - 4

 NOTES TO PORTFOLIO
 As of May 31, 1997

(1)   See Notes to Financial Statements.

(2) Optional redemption provisions, which may be exercised in whole or in part, are initially at prices of par plus a premium, then subsequently at prices declining to par. Certain securities may provide for redemption at par prior or in addition to any optional or mandatory redemption dates or maturity, for example, through the operation of a maintenance and replacement fund, if proceeds are not able to be used as contemplated, the project is condemned or sold or the project is destroyed and insurance proceeds are used to redeem the securities. Many of the securities are also subject to mandatory sinking fund redemption commencing on dates which may be prior to the date on which securities may be optionally redeemed. Sinking fund redemptions are at par and redeem only part of the issue. Some of the securities have mandatory sinking funds which contain optional provisions permitting the issuer to increase the principal amount of securities called on a mandatory redemption date. The sinking fund redemptions with optional provisions may, and optional refunding redemptions generally will, occur at times when the redeemed securities have an offering side evaluation which represents a premium over par. To the extent that the securities were acquired at a price higher than the redemption price, this will represent a loss of capital when compared with the Public Offering Price of the Units when acquired. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed securities and there will be distributed to Holders any principal amount and premium received on such redemption after satisfying any redemption requests for Units received by the Fund. The estimated current return may be affected by redemptions. The tax effect on
      Holders of redemptions and related distributions is described under "Taxes"
      in this Prospectus, Part B.

(3)   All securities in the Fund are backed by repurchase commitments by a seller.
      Each seller has committed, in order to provide liquidity, to repurchase upon the expiration of approximately one year from the Date of Deposit and annually thereafter, any security sold by the seller to the Fund at its Put Price plus accrued interest in the event that it is necessary to sell any securities to meet redemptions of Units (should redemptions be made despite the market making activity of the Sponsors). In addition, each seller has committed to repurchase securities sold by the seller to the Fund on scheduled Disposition Dates.
      The securities are backed by collateral which value is in excess of the scheduled Put Prices.

(4)   The Trustee will cause the sellers to purchase each security at its Put Price on the Disposition Date specified unless on or before such date it can be sold, in the opinion of the Sponsors, for a net amount in excess of its Put Price.

(5)   The seller committed to repurchasing these securities, as set forth in notes 3 and 4 above, is the Ridgewood Savings Bank.

(6)   The seller committed to repurchasing these securities, as set forth in notes 3 and 4 above, is the First Union National Bank.

(7)   The seller committed to repurchasing these securities, as set forth in notes 3 and 4 above, is the Dime Savings Bank.

                            D - 9.

     DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
     NEW YORK PUT SERIES - 4












     NOTES TO PORTFOLIO
     As of May 31, 1997

(8) Insured by the indicated municipal bond insurance company. See "Risk Factors - Bonds Backed by Letters of Credit or Insurance" in this Prospectus, Part B.





                            D - 10.

                             DEFINED ASSET FUNDS--
                        MUNICIPAL INVESTMENT TRUST FUND
                              NEW YORK PUT SERIES
I want to learn more about automatic reinvestment in the Investment Accumulation Program. Please send me information about participation in the Municipal Fund Accumulation Program, Inc. and a current Prospectus.
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--------------------------------------------------------------------------------
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                             DEFINED ASSET FUNDSSM
                               PROSPECTUS--PART B
                        MUNICIPAL INVESTMENT TRUST FUND
                      DEFINED ASSET FUNDS MUNICIPAL SERIES
 FURTHER DETAIL REGARDING ANY OF THE INFORMATION PROVIDED IN THE PROSPECTUS MAY
                                  BE OBTAINED
      WITHIN FIVE DAYS BY WRITING OR CALLING THE TRUSTEE, THE ADDRESS AND TELEPHONE NUMBER OF WHICH ARE SET FORTH ON THE BACK COVER OF PART A OF THIS
                                  PROSPECTUS.

                                     Index


                                                          PAGE
                                                        ---------
Fund Description......................................          1
Risk Factors..........................................          2
How to Buy Units......................................          8
How to Redeem or Sell Units...........................         10
Income, Distributions and Reinvestment................         11
Fund Expenses.........................................         12
Taxes.................................................         13
Records and Reports...................................         14
                                                          PAGE
                                                        ---------
Trust Indenture.......................................         14
Miscellaneous.........................................         15
Exchange Option.......................................         17
Appendix A--Description of Ratings....................        a-1
Appendix B--Secondary Market Sales Charge Schedule....        b-1
Appendix C--Sales Charge Schedules for Municipal Asset
Funds, Municipal Series...............................        c-1
Supplemental Information...............................Back Cover


FUND DESCRIPTION

BOND PORTFOLIO SELECTION

     Professional buyers for Defined Asset Funds, with access to extensive research, selected the Bonds for the Portfolio after considering the Fund's investment objective as well as the quality of the Bonds (all Bonds in the Portfolio are initially rated in the category A or better by at least one nationally recognized rating organization or have comparable credit characteristics), the yield and price of the Bonds compared to similar securities, the maturities of the Bonds and the diversification of the Portfolio. Only issues meeting these stringent criteria of Defined Asset Funds were deposited in the Portfolio. No leverage or borrowing is used nor does the Portfolio contain other kinds of securities to enhance yield. A summary of the Bonds in the Portfolio appears in Part A of the Prospectus. In a Fund that includes multiple Trusts or Portfolios, the word Fund should be understood to mean each individual Trust or Portfolio.

     The deposit of the Bonds in the Fund on the initial date of deposit established a proportionate relationship among the face amounts of the Bonds. During the 90-day period following the initial date of deposit the Sponsors may deposit additional Bonds in order to create new Units, maintaining to the extent possible that original proportionate relationship. Deposits of additional Bonds subsequent to the 90-day period must generally replicate exactly the proportionate relationship among the face amounts of the Bonds at the end of the initial 90-day period.

     Yields on bonds depend on many factors including general conditions of the bond markets, the size of a particular offering and the maturity and quality rating of the particular issues. Yields can vary among bonds with similar maturities, coupons and ratings. Ratings represent opinions of the rating organizations as to the quality of the bonds rated, based on the credit of the issuer or any guarantor, insurer or other credit provider, but these ratings are only general standards of quality (see Appendix A).

     After the initial date of deposit, the ratings of some Bonds may be reduced or withdrawn, or the credit characteristics of the Bonds may no longer be comparable to bonds rated A or better. Bonds rated BBB or Baa (the lowest investment grade rating) or lower may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Bonds rated below investment grade or unrated bonds with similar credit characteristics are often subject to greater market fluctuations and risk of loss of principal and income than higher grade bonds and their value may decline precipitously in response to rising interest rates.

     Because each Defined Asset Fund is a preselected portfolio of bonds, you know the securities, maturities, call dates and ratings before you invest. Of course, the Portfolio will change somewhat over time, as Bonds mature, are redeemed or are sold to meet Unit redemptions or in other limited circumstances. Because the Portfolio is not actively managed and principal is returned as the Bonds are disposed of, this principal should be relatively unaffected by changes in interest rates.

BOND PORTFOLIO SUPERVISION

     The Fund follows a buy and hold investment strategy in contrast to the frequent portfolio changes of a managed fund based on economic, financial and market analyses. The Fund may retain an issuer's bonds despite adverse financial developments. Experienced financial analysts regularly review the Portfolio and a Bond may be sold in certain circumstances including the occurrence of a default in payment or other default on the Bond, a decline in the projected income pledged for debt service on a revenue bond, institution of certain legal proceedings, if the Bond becomes taxable or is otherwise inconsistent with the Fund's investment objectives, a decline in the price of the Bond or the occurrence of other market or credit factors (including advance refundings) that, in the opinion of the Sponsors makes retention of the Bond detrimental to the interests of investors. The Trustee must generally reject any offer by an issuer of a Bond to exchange another security pursuant to a refunding or refinancing plan.

     Every investment involves some risk; for example, the market prices of most fixed-income investments decline when interest rates rise, and this exposure increases with the remaining life of the investment. Historically, however, municipal bonds generally have been second only in creditworthiness to U.S. government obligations. Municipal unit trusts can be an efficient alternative to investing in actively managed funds. Active management of a portfolio of quality municipal bonds may not be as important as with other securities. Insured bonds provide additional assurance of prompt payments of interest and principal (but not stability of market value). the price of the Bond or the occurrence of other market or credit factors (including advance refunding) that, in the opinion of the Sponsors makes retention of the Bond detrimental to the interests of investors. The Trustee must generally reject any offer by an issuer of a Bond to exchange another security pursuant to a refunding or refinancing plan.

     The Sponsors and the Trustee are not liable for any default or defect in a Bond. If a contract to purchase any Bond fails within the 90-day period following the initial date of deposit, the Sponsors may generally deposit a replacement bond so long as it is a tax-exempt bond that is not a 'when, as and if issued' bond, has a fixed maturity or disposition date substantially similar to the failed Bond and is rated A or better by at least one nationally recognized rating organization or has comparable credit characteristics. A replacement bond must be deposited within 110 days after the initial date of deposit, at a cost that does not exceed the funds reserved for purchasing the failed Bond and at a yield to maturity and current return substantially equivalent (considering then current market conditions and relative creditworthiness) to those of the failed Bond, as of the date the failed contract was deposited.

RISK FACTORS

     An investment in the Fund entails certain risks, including the risk that the value of your investment will decline with increases in interest rates. Generally speaking, bonds with longer maturities will fluctuate in value more than bonds with shorter maturities. In recent years there have been wide fluctuations in interest rates and in the value of fixed-rate bonds generally. The Sponsors cannot predict the direction or scope of any future fluctuations.

     Certain of the Bonds may have been deposited at a market discount or premium principally because their interest rates are lower or higher than prevailing rates on comparable debt securities. The current returns of market discount bonds are lower than comparably rated bonds selling at par because discount bonds tend to increase in market value as they approach maturity. The current returns of market premium bonds are higher than comparably rated bonds selling at par because premium bonds tend to decrease in market value as they approach maturity. Because part of the purchase price is returned through current income payments and not at maturity, an early redemption at par of a premium bond will result in a reduction in yield to the Fund. Market premium or discount attributable to interest rate changes does not indicate market confidence or lack of confidence in the issue.

     Certain Bonds deposited into the Fund may have been acquired on a when-issued or delayed delivery basis. The purchase price for these Bonds is determined prior to their delivery to the Fund and a gain or loss may result from fluctuations in the value of the Bonds. Additionally, if the value of any short-term Bonds intended for payment of the periodic deferred sales charge, together with the interest thereon, were to become insufficient to pay these charges, additional bonds would be required to be sold.

     The Fund may be concentrated in one or more of types of bonds. Concentration in a State may involve additional risk because of the decreased diversification of economic, political, financial and market risks. Set forth below is a brief description of certain risks associated with bonds which may be held by the Fund. Additional information is contained in the Information Supplement which is available from the Trustee at no charge to the investor.

GENERAL OBLIGATION BONDS

     Certain of the Bonds may be general obligations of a governmental entity. General obligation bonds are backed by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and its credit will depend on many factors, including an erosion of the tax base resulting from population declines, natural disasters, declines in the state's industrial base or an inability to attract new industries, economic limits on the ability to tax without eroding the tax base and the extent to which the entity relies on federal or state aid, access to capital markets or other factors beyond the entity's control. In addition, political restrictions on the ability to tax and budgetary constraints affecting state governmental aid may have an adverse impact on the creditworthiness of cities, counties, school districts and other local governmental units. Recent and significant changes in Federal welfare policy may have substantial negative impact on certain states, and localities within those states, making their ability to maintain balanced finances more difficult in the future.

MORAL OBLIGATION BONDS

     The Portfolio may include 'moral obligation' bonds. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or local government in question. Even though the state or local government may be called on to restore any deficits in capital reserve funds of the agencies or authorities which issued the bonds, any restoration generally requires appropriation by the state or local legislature and does not constitute a legally enforceable obligation or debt of the state or local government. The agencies or authorities generally have no taxing power.

REFUNDED BONDS

     Refunded bonds are typically secured by direct obligations of the U.S. Government or in some cases obligations guaranteed by the U.S. Government placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally noncallable prior to maturity or the predetermined redemption date. In a few isolated instances, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

MUNICIPAL REVENUE BONDS

     Municipal revenue bonds are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. Municipal revenue bonds are not general obligations of governmental entities backed by their taxing power and payment is generally solely dependent upon revenues of the project, excise taxes or state appropriations. Examples of municipal revenue bonds are:

        Municipal utility bonds, including electrical, water and sewer revenue bonds, whose payments are dependent on various factors, including the rates the utilities may charge, the demand for their services and their operating costs, including expenses to comply with environmental legislation and other energy and licensing laws and regulations. Utilities are particularly sensitive to, among other things, the effects of inflation on operating and construction costs, the unpredictability of future usage requirements, the costs and availability of fuel and, with certain electric utilities, the risks associated with the nuclear industry. The movement to introduce competition in the investor-owned electric utility industry is likely to indirectly affect municipal utility systems by inducing them to maintain rates as low as possible. In this effort to keep rates low, municipal utilities may have more trouble raising rates to completely recover investment in generating plant;

        Lease rental bonds which are generally issued by governmental financing authorities with no direct taxing power for the purchase of equipment or construction of buildings that will be used by a state or local government. Lease rental bonds are generally subject to an annual risk that the lessee government might not appropriate funds for the leasing rental payments to service the bonds and may also be subject to the risk that rental obligations may terminate in the event of damage to or destruction or condemnation of the equipment or building;

        Multi-family housing revenue bonds and single family mortgage revenue bonds which are issued to provide financing for various housing projects and which are payable primarily from the revenues derived from mortgage loans to housing projects for low to moderate income families or notes secured by mortgages on residences; repayment of this type of bond is therefore dependent upon, among other things, occupancy levels, rental income, the rate of default on underlying mortgage loans, the ability of mortgage insurers to pay claims, the continued availability of federal, state or local housing subsidy programs, economic conditions in local markets, construction costs, taxes, utility costs and other operating expenses and the managerial ability of project managers. Housing bonds are generally prepayable at any time and therefore their average life will ordinarily be less than their stated maturities;

        Hospital, mental health, nursing home, retirement community and visiting nurse bonds whose payments are dependent upon revenues of hospitals and other health care providers. These revenues come from private third-party payors and government programs, including the Medicare and Medicaid programs, which have generally undertaken cost containment measures to limit payments to health care providers. Hospitals must also deal with shifting competition resulting from hospital mergers and affiliations and the need to reduce costs as HMOs increase market penetration. Nursing homes need to keep residential facilities for the elderly, which are not reimbursable from Medicare/Medicaid, on a profitable basis. Hospital supply and drug companies must deal with their need to raise prices in an environment where hospitals and other health care providers are under intense pressure to keep their costs low. Hospitals and health care providers are subject to various legal claims by patients and others and are adversely affected by increasing costs of insurance. The Internal Revenue Service has been engaged in a program of intensive audits of certain large tax-exempt hospital and health care providers. Although these audits have not yet been completed, it has been reported that the tax-exempt status of some of these organizations may be revoked. Some hospitals have been required to pay monetary penalties to the IRS;

        Airport, port, highway and transit authority revenue bonds which are dependent for payment on revenues from the financed projects, including user fees from ports and airports, tolls on turnpikes and bridges, rents from buildings, transit fare revenues and additional financial resources including federal and state subsidies, lease rentals paid by state or local governments or a pledge of a special tax such as a sales tax or a property tax. In the case of the air travel industry, airport income is largely affected by the airlines' ability to meet their obligations under use agreements which in turn is affected by increased competition among airlines, excess capacity and increased fuel costs, among other factors;

        Solid waste disposal bonds which are generally payable from dumping and user fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products and which are therefore dependent upon the ability of municipalities to fully utilize the facilities, sufficient supply of waste for disposal, economic or population growth, the level of construction and maintenance costs, the existence of lower-cost alternative modes of waste processing and increasing environmental regulation. A recent decision of the U.S. Supreme Court limiting a municipality's ability to require use of its facilities may have an adverse affect on the credit quality of various issues of these bonds;

        Special tax bonds which are not secured by general tax revenues but are only payable from and secured by the revenues derived by a municipality from a particular tax--for example, a tax on the rental of a hotel room, on the purchase of food and beverages, on the rental of automobiles or on the consumption of liquor and may therefore be adversely affected by a reduction in revenues resulting from a decline in the local economy or population or a decline in the consumption, use or cost of the goods and services that are subject to taxation;

        Student loan revenue bonds which are typically secured by pledges of new or existing student loans. The loans, in turn, are generally either guaranteed by eligible guarantors and reinsured by the Secretary of the U.S. Department of Education, directly insured by the federal government, or financed as part of supplemental or alternative loan programs within a state (e.g., loan repayments are not guaranteed). These bonds often permit the issuer to enter into interest rate swap agreements with eligible counterparties in which event the bonds are subject to the additional risk of the counterparty's ability to fulfill its swap obligation;

        University and college bonds, the payments on which are dependent upon various factors, including the size and diversity of their sources of revenues, enrollment, reputation, the availability of endowments and other funds and, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education; and

        Tax increment and tax allocation bonds, which are secured by ad valorem taxes imposed on the incremental increase of taxable assessed valuation of property within a jurisdiction above an established base of assessed value. The issuers of these bonds do not have general taxing authority and the tax assessments on which the taxes used to service the bonds are based may be subject to devaluation due to market price declines or governmental action.

     Puerto Rico. Certain Bonds may be affected by general economic conditions in the Commonwealth of Puerto Rico. Puerto Rico's economy is largely dependent for its development on federal programs, and current federal budgetary policies suggest that an expansion of its programs is unlikely. Reductions in federal tax benefits or incentives or curtailment of spending programs (such as the recently enacted phased repeal of the Puerto Rico and possession federal tax credit) could adversely affect the Puerto Rican economy.

     Industrial Development Revenue Bonds. Industrial development revenue bonds are municipal obligations issued to finance various privately operated projects including pollution control and manufacturing facilities. Payment is generally solely dependent upon the creditworthiness of the corporate operator of the project and, in certain cases, an affiliated or third party guarantor and may be affected by economic factors relating to the particular industry as well as varying degrees of governmental regulation. In many cases industrial revenue bonds do not have the benefit of covenants which would prevent the corporations from engaging in capital restructurings or borrowing transactions which could reduce their ability to meet their obligations and result in a reduction in the value of the Portfolio.

BONDS BACKED BY REPURCHASE COMMITMENTS

     Certain Funds contain Bonds that were purchased from commercial banks, savings banks, savings and loan associations or other institutions (thrifts) that had held the Bonds in their investment portfolios prior to selling the Bonds to the Fund. These banks or thrifts (the Sellers) have committed to repurchase the Bonds from the Fund in certain circumstances. In some cases a Seller's Repurchase Commitments may be backed by a security interest in collateral or by a letter of credit (see Bonds Backed by Letters or Insurance below).

     A Seller may have committed to repurchase any Bond sold by it if necessary to satisfy investors' unit redemption requests (a Liquidity Repurchase). A Seller may also have committed to repurchase any Bonds sold by it if the issuer of the Bond fails to make payments of interest or principal on the Bond (a Default Repurchase) or if the issuer becomes or is deemed to be bankup or insolvent (an Insolvency Repurchase). A Seller may have committed to repurchase any Bond if the interest on that Bond becomes taxable (a Tax Repurcase). Investors should realize that they are subject to having all or a portion of the principal amount of their investment returned prior to termination of the Fund if any of these situations occurs. A Seller may also have committed to repurchase the Bonds sold by it on their scheduled disposition dates (as shown under Portfolio in Part A) (a Disposition Repurchase). The price at which any of these repurchases will occur (the Put Price) is hown in Part A of the Prospectus. Any collateral securing any of the Repurchase Commitments may consist of mortgage-backed securities issued by GNMA (Ginnie Maes), FNMA (Fannie
Maes) or FHLMC (Freddie Macs); mortgages; municipal obligations; corporate obligations; U.S. government securities; and cash.

     Investors in a Fund containing any of these credit-supported Bonds should be aware that many thrifts have failed in recent years and that the thrift industry generally has experienced severe strains. New federal legislation has resulted that imposes new limitations on the ways banks and thrifts may do business and mandates aggressive, early intervention into unhealthy institutions. One result of this legislation is an increased possibility of early payment of the principal amount of an investment in Bonds backed by collateralized letters of credit or repurchase commitments if a Seller becomes or is deemed to be insolvent.

BONDS BACKED BY LETTERS OF CREDIT OR INSURANCE

     Certain Bonds may be secured by letters of credit issued by commercial banks or savings banks, savings and loan associations and similar thrift institutions or are direct obligations of banks or thrifts. The letter of credit may be drawn upon, and the Bonds redeemed, if an issuer fails to pay amounts due on the Bonds or, in certain cases, if the interest on the Bond becomes taxable. Letters of credit are irrevocable obligations of the issuing institutions. The profitability of a financial institution is largely dependent upon the credit quality of its loan portfolio which, in turn, is affected by the institution's underwriting criteria, concentrations within the portfolio and specific industry and general economic conditions. The operating performance of financial institutions is also impacted by changes in interest rates, the availability and cost of funds, the intensity of competition and the degree of governmental regulation.

     Certain Bonds may be insured or guaranteed by insurance companies listed below. The claims-paying ability of each of these companies, unless otherwise indicated, was rated AAA by Standard & Poor's or another nationally recognized rating organization at the time the insured Bonds were purchased by the Fund. The ratings are subject to change at any time at the discretion of the rating agencies. In an Insured Series, in the event that the rating of an insurance company insuring a bond is reduced, the Sponsors are authorized to direct the Trustee to obtain other insurance on behalf of the Fund. The insurance policies guarantee the timely payment of principal and interest on the Bonds but do not guarantee their market value or the value of the Units. The insurance policies generally do not provide for accelerated payments of principal, except at the sole option of the insurer, or cover redemptions resulting from events of taxability.

      The following summary information relating to the listed insurance companies has been obtained from publicly available information:


                                                                                        FINANCIAL INFORMATION
                                                                                      AS OF DECEMBER 31, 1996
                                                                                     (IN MILLIONS OF DOLLARS)
                                                                         --------------------------------------
                                                                                            POLICYHOLDERS'
                        NAME                          DATE ESTABLISHED   ADMITTED ASSETS           SURPLUS
----------------------------------------------------  -----------------  ---------------  ---------------------
AMBAC Indemnity Corporation.........................           1970        $     2,585         $       899
Asset Guaranty Insurance Co. (AA by S&P)                       1988                204                  87
Capital Markets Assurance Corp. (CAPMAC)............           1987                321                 194
Connie Lee Insurance Company........................           1987                233                 116
Continental Casualty Company (A+ by S&P)                       1948             21,168               4,638
Financial Guaranty Insurance Company................           1984              2,392               1,093
Financial Security Assurance Inc. (FSA) (including
  Financial Security Assurance of Maryland Inc.
  (FSAM) (formerly Capital Guaranty Insurance
  Company)..........................................           1984              1,155                 449
Firemen's Insurance Company of Newark, NJ (A-by
  S&P)..............................................           1855              1,930                 420
Industrial Indemnity Co. (HIBI) (A+ by S&P).........           1920              1,368                 219
MBIA Insurance Corporation..........................           1986              4,189               1,467


     Insurance companies are subject to extensive regulation and supervision where they do business by state insurance commissioners who regulate the standards of solvency which must be maintained, the nature of and limitations on investments, reports of financial condition, and requirements regarding reserves for unearned premiums, losses and other matters. A significant portion of the assets of insurance companies are required by law to be held in reserve against potential claims on policies and is not available to general creditors. Although the federal government does not regulate the business of insurance, federal initiatives including pension regulation, controls on medical care costs, minimum standards for no-fault automobile insurance, national health insurance, tax law changes affecting life insurance companies and repeal of the antitrust exemption for the insurance business can significantly impact the insurance business.

STATE RISK FACTORS

Investment in a single State Trust, as opposed to a Fund which invests in the obligations of several states, may involve some additional risk due to the decreased diversification of economic, political, financial and market risks. A brief description of the factors which may affect the financial condition of the applicable State for any State Trust, together with a summary of tax considerations relating to that State, appear in Part A of the Prospectus; further information is contained in the Information Supplement.

LITIGATION AND LEGISLATION

     The Sponsors do not know of any pending litigation as of the initial date of deposit which might reasonably be expected to have a material adverse effect upon the Fund. At any time after the initial date of deposit, litigation may be initiated on a variety of grounds, or legislation may be enacted, affecting the Bonds in the Fund. Litigation, for example, challenging the issuance of pollution control revenue bonds under environmental protection statutes may affect the validity of certain Bonds or the tax-free nature of their interest. While the outcome of litigation of this nature can never be entirely predicted, opinions of bond counsel are delivered on the date of issuance of each Bond to the effect that it has been validly issued and that the interest thereon is exempt from federal income tax. From time to time, proposals are introduced in Congress to, among other things, reduce federal income tax rates, impose a flat tax, exempt investment income from tax or abolish the federal income tax and replace it with another form of tax. Enactment of any such legislation could adversely affect the value of the Units. The Fund, however, cannot predict what legislation, if any, in respect of tax rates may be proposed, nor can it predict which proposals, if any, might be enacted.

     Also, certain proposals, in the form of state legislative proposals or voter initiatives, seeking to limit real property taxes have been introduced in various states, and an amendment to the constitution of the State of California, providing for strict limitations on real property taxes, has had a significant impact on the taxing powers of local governments and on the financial condition of school districts and local governments in California. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to make payments due on the Bonds. Under the Federal Bankruptcy Code, for example, municipal bond issuers, as well as any underlying corporate obligors or guarantors, may proceed to restructure or otherwise alter the terms of their obligations.

     From time to time Congress considers proposals to prospectively and retroactively tax the interest on state and local obligations, such as the Bonds. The Supreme Court clarified in South Carolina v. Baker (decided on April 20, 1988) that the U.S. Constitution does not prohibit Congress from passing a nondiscriminatory tax on interest on state and local obligations. This type of legislation, if enacted into law, could require investors to pay income tax on interest from the Bonds and could adversely affect an investment in Units. See Taxes.

PAYMENT OF THE BONDS AND LIFE OF THE FUND

     The size and composition of the Portfolio will change over time. Most of the Bonds are subject to redemption prior to their stated maturity dates pursuant to optional refunding or sinking fund redemption provisions or otherwise. In general, optional refunding redemption provisions are more likely to be exercised when the value of a Bond is at a premium over par than when it is at a discount from par. Some Bonds may be subject to sinking fund and extraordinary redemption provisions which may commence early in the life of the Fund. Additionally, the size and composition of the Fund will be affected by the level of redemptions of Units that may occur from time to time. Principally, this will depend upon the number of investors seeking to sell or redeem their Units and whether or not the Sponsors are able to sell the Units acquired by them in the secondary market. As a result, Units offered in the secondary market may not represent the same face amount of Bonds as on the initial date of deposit. Factors that the Sponsors will consider in determining whether or not to sell Units acquired in the secondary market include the diversity of the Portfolio, the size of the Fund relative to its original size, the ratio of Fund expenses to income, the Fund's current and long-term returns, the degree to which Units may be selling at a premium over par and the cost of maintaining a current prospectus for the Fund. These factors may also lead the Sponsors to seek to terminate the Fund earlier than its mandatory termination date.

FUND TERMINATION

     The Fund will be terminated no later than the mandatory termination date specified in Part A of the Prospectus. It will terminate earlier upon the disposition of the last Bond or upon the consent of investors holding 51% of the Units. The Fund may also be terminated earlier by the Sponsors once the total assets of the Fund have fallen below the minimum value specified in Part A of the Prospectus. A decision by the Sponsors to terminate the Fund early will be based on factors similar to those considered by the Sponsors in determining whether to continue the sale of Units in the secondary market.

     Notice of impending termination will be provided to investors and thereafter units will no longer be redeemable. On or shortly before termination, the Fund will seek to dispose of any Bonds remaining in the

Portfolio although any Bond unable to be sold at a reasonable price may continue to be held by the Trustee in a liquidating trust pending its final disposition. A proportional share of the expenses associated with termination, including brokerage costs in disposing of Bonds, will be borne by investors remaining at that time. This may have the effect of reducing the amount of proceeds those investors are to receive in any final distribution.

LIQUIDITY

     Up to 40% of the value of the Portfolio may be attributable to guarantees or similar security provided by corporate entities. These guarantees or other security may constitute restricted securities that cannot be sold publicly by the Trustee without registration under the Securities Act of 1933, as amended. The Sponsors nevertheless believe that, should a sale of the Bonds guaranteed or secured be necessary in order to meet redemption of Units, the Trustee should be able to consummate a sale with institutional investors.

     The principal trading market for the Bonds will generally be in the over-the-counter market and the existence of a liquid trading market for the Bonds may depend on whether dealers will make a market in them. There can be no assurance that a liquid trading market will exist for any of the Bonds, especially since the Fund may be restricted under the Investment Company Act of 1940 from selling Bonds to any Sponsor. The value of the Portfolio will be aasdversely affected if trading markets for the Bonds are limited or absent.

HOW TO BUY UNITS

     Units are available from any of the Sponsors, Underwriters and other broker-dealers at the Public Offering Price plus accrued interest on the Units. The Public Offering Price varies each Business Day with changes in the value of the Portfolio and other assets and liabilities of the Fund.

     Net accrued interest and principal cash, if any, are added to the Public Offering Price, the Sponsors' Repurchase Price and the Redemption Price per Unit. This represents the interest accrued on the Bonds, net of Fund expenses, from the initial date of deposit to, but not including, the settlement date for Units (less any prior distributions of interest income to investors). Bonds deposited also carry accrued but unpaid interest up to the initial date of deposit. To avoid having investors pay this additional accrued interest (which earns no return) when they purchase Units, the Trustee advances and distributes this amount to the Sponsors; it recovers this advance from interest received on the Bonds. Because of varying interest payment dates on the Bonds, accrued interest at any time will exceed the interest actually received by the Fund.

     Because accrued interest on the Bonds is not received by the Fund at a constant rate throughout the year, any Monthly Income Distribution may be more or less than the interest actually received by the Fund. To eliminate fluctuations in the Monthly Income Distribution, a portion of the Public Offering Price may consist of cash in an amount necessary for the Trustee to provide approximately equal distributions. Upon the sale or redemption of Units, investors will receive their proportionate share of this cash. In addition, if a Bond is sold, redeemed or otherwise disposed of, the Fund will periodically distribute to investors the portion of this cash that is attributable to the Bond.

     The regular Monthly Income Distribution is stated in Part A of the Prospectus and will change as the composition of the Portfolio changes over time.

PUBLIC OFFERING PRICE--THE FOLLOWING SECTIONS APPLY TO TWO DIFFERENT TYPES OF DEFINED MUNICIPAL FUNDS. INVESTORS SHOULD NOTE THE EXACT NAME OF THE FUND ON THE COVER OF PART A OF THE PROSPECTUS TO MAKE SURE THEY REFER TO THE CORRECT SECTION BELOW.

SECTION A--MUNICIPAL INVESTMENT TRUST FUND

Funds Without a Deferred Sales Charge:

     In the secondary market (after the initial offering period), the Public Offering Price is based on the bid side evaluation of the Bonds, and includes a sales charge based (a) on the number of Units of the Fund and any other Series of Municipal Investment Trust Fund purchased in the secondary market on the same day by a single purchaser (see Secondary Market sales charge scheduled in Appendix B) and (b) the maturities of the underlying Bonds (see Effective Sales Charge Schedule in Appendix B). To qualify for a reduced sales charge, the dealer must confirm that the sale is to a single purchaser or is purchased for its own account and not for distribution. For these purposes, Units held in the name of the purchaser's spouse or child under 21 years of age are deemed to be purchased by a single purchaser. A trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account is also considered a single purchaser.

     In the secondary market, the Public Offering Price is further reduced depending on the maturities of the various Bonds in the Portfolio, by determining a sales charge percentage for each Bond, as stated in Effective Sales Charge in Appendix B. The sales charges so determined, multiplied by the bid side evaluation of the Bonds, are aggregated and the total divided by the number of Units outstanding to determine the Effective Sales Charge. On any purchase, the Effective Sales Charge is multiplied by the applicable secondary market sales charge percentage (depending on the number of Units purchased) in order to determine the sales charge component of the Public Offering Price.

Funds with a Deferred Sales Charge:

     In the secondary market (after the initial offering period), the Public Offering Price (and the Sponsors' Repurchase Price and the Redemption Price) is based on the lower, bid side evaluation of the Bonds at the next Evaluation Time after the order is received. Units redeemed or repurchased prior to the accrual of the final Deferred Sales Charge installment will have the amount of any remaining installments deducted from the redemption or repurchase proceeds, although this deduction will be waived in the event of the death or disability (as defined in the Internal Revenue Code of 1986) of an investor. Units purchased after the deduction of the first Deferred Sales Charge installment will be charged the up-front per Unit sales charge indicated in Part A of this Prospectus based on the Public Offering Price (less the value of the short-term bonds reserved to pay the deferred sales charge not yet accrued), multiplied by the number of Deferred Sales Charge installments already deducted. Units purchased after the deduction of the final Deferred Sales Charge installment will be subject only to an up-front sales charge based on the maturities of the bonds in the Portfolio, as set forth in Appendix B.

SECTION B--DEFINED ASSET FUNDS MUNICIPAL SERIES

     In the secondary market (after the initial offering period), the Public Offering Price (and the Sponsors' Repurchase Price and the Redemption Price) is based on the lower, bid side evaluation of the Bonds at the next Evaluation Time after the order is received. Investors will be subject to differing types and amounts of sales charge depending upon the timing of their purchases and redemptions of Units. A periodic deferred sales charge will be payable quarterly through about the fifth anniversary of the Fund from a portion of the interest on and principal of Bonds reserved for that purpose. Commencing on the first anniversary of the Fund, the Public Offering Price will also include an up-front sales charge applied to the value of the Bonds in the Portfolio. Lastly, investors redeeming their Units prior to the fourth anniversary of the Fund will be charged a contingent deferred sales charge payable out of the redemption proceeds of their Units. These charges may be less than you would pay to buy and hold a comparable managed fund. A complete schedule of sales charges appears in Appendix C. The Sponsors have received an opinion of their counsel that the deferred sales charge described in this Prospectus is consistent with an exemptive order received for the SEC.

EVALUATIONS

     Evaluations are determined by the independent Evaluator on each Business Day. This excludes Saturdays, Sundays and the following holidays as observed by the New York Stock Exchange: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Bond evaluations are based on closing sales prices (unless the Evaluator deems these prices inappropriate). If closing sales prices are not available, the evaluation is generally determined on the basis of current bid or offer prices for the Bonds or comparable securities or by appraisal or by any combination of these methods. In the past, the bid prices of publicly offered tax-exempt issues have been lower than the offer prices by as much as 3 1/2% or more of face amount in the case of inactively traded issues and as little as 1/2 of 1% in the case of actively traded issues, but the difference between the offer and bid prices has averaged between 1 and 2% of face amount. Neither the Sponsors, the Trustee or the Evaluator will be liable for errors in the Evaluator's judgment. The fees of the Evaluator will be borne by the Fund.

CERTIFICATES

     Certificates for Units are issued upon request and may be transferred by paying any taxes or governmental charges and by complying with the requirements for redeeming Certificates (see How To Redeem or Sell Units--

Redeeming Units with the Trustee). Certain Sponsors collect additional charges for registering and shipping Certificates to purchasers. Lost or mutilated Certificates can be replaced upon delivery of satisfactory indemnity and payment of costs.

HOW TO REDEEM OR SELL UNITS

     You can redeem your Units at any time for a price based on net asset value. In addition, the Sponsors have maintained an uninterrupted secondary market for Units for over 20 years and will ordinarily buy back Units at the same price. The following describes these two methods to redeem or sell Units in greater detail.

REDEEMING UNITS WITH THE TRUSTEE

     You can always redeem your Units directly with the Trustee for net asset value. This can be done by sending the Trustee a redemption request together with any Unit certificates you hold, which must be properly endorsed or accompanied by a written transfer instrument with signatures guaranteed by an eligible institution. In certain instances, additional documents may be required such as a trust instrument, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian.

     Within seven days after the Trustee's receipt of your request containing the necessary documents, a check will be mailed to you in an amount based on the net asset value of your Units. Because of sales charges, market movements or changes in the Portfolio, net asset value at the time you redeem your Units may be greater or less than the original cost of your Units. Net asset value is calculated each Business Day by adding the value of the Bonds, net accrued interest, cash and the value of any other Fund assets; deducting unpaid taxes or other governmental charges, accrued but unpaid Fund expenses and any remaining deferred sales charges, unreimbursed Trustee advances, cash held to redeem Units or for distribution to investors and the value of any other Fund liabilities; and dividing the result by the number of outstanding Units.

     For Funds with deferred sales charges, if you redeem or sell your Units before the final deferred sales charge installment date, the remaining deferred sales charges will be deducted from the net asset value.

     As long as the Sponsors are maintaining a secondary market for Units (as described below), the Trustee will not actually redeem your Units but will sell them to the Sponsors for net asset value. If the Sponsors are not maintaining a secondary market, the Trustee will redeem your Units for net asset value or will sell your Units in the over-the-counter market if the Trustee believes it will obtain a higher net price for your Units. If the Trustee is able to sell the Units for a net price higher than net asset value, you will receive the net proceeds of the sale.

     If cash is not available in the Fund's Income and Capital Accounts to pay redemptions, the Trustee may sell Bonds selected by the Agent for the Sponsors based on market and credit factors determined to be in the best interest of the Fund. These sales are often made at times when the Bonds would not otherwise be sold and may result in lower prices than might be realized otherwise and may also reduce the size and diversity of the Fund. If Bonds are being sold during a time when additional Units are being created by the purchase of additional Bonds (as described under Portfolio Selection), Bonds will be sold in a manner designed to maintain, to the extent practicable, the proportionate relationship among the face amounts of each Bond in the Portfolio.

     The Trustee is authorized, on a redemption request for Units with a value exceeding $250,000 by any investor who acquired 25% or more of the outstanding Units of a Trust, to pay part or all of the redemption 'in kind' (by the distribution of Bonds and cash with an aggregate value equal to the applicable Redemption Price of the Units tendered for redemption). The Trustee will attempt to make a pro rata distribution of Bonds in the Portfolio, but reserves the right to distribute solely one or more Bonds. The distribution will be made to the distribution agent and either held for the account of the investor or disposed of in accordance with the instructions of the investor. Any transaction costs as well as transfer and ongoing custodial fees on sales of the Bonds distributed in kind will be borne by the redeeming investor.

     Redemptions may be suspended or payment postponed (i) if the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making disposal or evaluation of the Bonds not reasonably practicable or (iii) for any other period permitted by SEC order.

SPONSORS' SECONDARY MARKET FOR UNITS

     The Sponsors, while not obligated to do so, will buy back Units at net asset value without any other fee or charge as long as they are maintaining a secondary market for Units. Because of sales charges, market movements or changes in the portfolio, net asset value at the time you sell your Units may be greater or less than the original cost of your Units. The Sponsors may resell the Units to other buyers or redeem the Units by tendering them to the Trustee. You should consult your financial professional for current market prices to determine if other broker-dealers or banks are offering higher prices for Units.

     The Sponsors may discontinue the secondary market for Units without prior notice if the supply of Units exceeds demand or for other business reasons. Regardless of whether the Sponsors maintain a secondary market, you have the right to redeem your Units for net asset value with the Trustee at any time, as described above.

INCOME, DISTRIBUTIONS AND REINVESTMENT

INCOME

     Some of the Bonds may have been purchased on a when-issued basis or may have a delayed delivery. Since interest on these Bonds does not begin to accrue until the date of their delivery to the Fund, the Trustee's annual fee and expenses may be reduced to provide tax-exempt income to investors for this non-accrual period. If a when-issued Bond is not delivered until later than expected and the amount of the Trustee's annual fee and expenses is insufficient to cover the additional accrued interest, the Sponsors will treat the contracts as failed Bonds. The Trustee is compensated for its fee reduction by drawing on the letter of credit deposited by the Sponsors before the settlement date for these Bonds and depositing the proceeds in a non-interest bearing account for the Fund.

     Interest received is credited to an Income Account and other receipts to a Capital Account. A Reserve Account may be created by withdrawing from the Income and Capital Accounts amounts considered appropriate by the Trustee to reserve for any material amount that may be payable out of the Fund.

DISTRIBUTIONS

     Each Unit receives an equal share of monthly distributions of interest income net of estimated expenses. Interest on the Bonds is generally received by the Fund on a semi-annual or annual basis. Because interest on the Bonds is not received at a constant rate throughout the year, any Monthly Income Distribution may be more or less than the interest actually received. To eliminate fluctuations in the Monthly Income Distribution, the Trustee will advance amounts necessary to provide approximately equal interest distributions; it will be reimbursed, without interest, from interest received on the Bonds, but the Trustee is compensated, in part, by holding the Fund's cash balances in non-interest bearing accounts. Along with the Monthly Income Distributions, the Trustee will distribute the investor's pro rata share of principal received from any disposition of a Bond to the extent available for distribution. In addition, distributions of amounts necessary to pay any deferred sales charge will be made from the Capital and Income Accounts to an account maintained by the Trustee for purposes of satisfying investors' sales charge obligations.

     The estimated annual income per Unit, after deducting estimated annual Fund expenses and the portion of any deferred sales charge payable from interest income) as stated in Part A of the Prospectus, will change as Bonds mature, are called or sold or otherwise disposed of, as replacement bonds are deposited and as Fund expenses change. Because the Portfolio is not actively managed, income distributions will generally not be affected by changes in interest rates. Depending on the financial conditions of the issuers of the Bonds, the amount of income should be substantially maintained as long as the Portfolio remains unchanged; however, optional bond redemptions or other Portfolio changes may occur more frequently when interest rates decline, which would result in early returns of principal and possibly earlier termination of the Fund.

RETURN CALCULATIONS

     Estimated Current Return shows the estimated annual cash to be received from interest-bearing bonds in a Portfolio (net of estimated annual expenses) divided by the Public Offering Price (including the maximum sales charge). Estimated Long Term Return is a measure of the estimated return over the estimated life of the Trust. This represents an average of the yields to maturity (or in certain cases, to an earlier call date) of the individual

Bonds in the Portfolio, adjusted to reflect the maximum sales charge and estimated expenses. The average yield for the Portfolio is derived by weighting each Bond's yield by its market value and the time remaining to the call or maturity date, depending on how the Bond is priced. Unlike Estimated Current Return, Estimated Long Term Return takes into account maturities, discounts and premiums of the underlying Bonds.

     No return estimate can be predictive of your actual return because returns will vary with purchase price (including sales charges), how long units are held, changes in Portfolio composition, changes in interest income and changes in fees and expenses. Therefore, Estimated Current Return and Estimated Long Term Return are designed to be comparative rather than predictive. A yield calculation which is more comparable to an individual Bond may be higher or lower than Estimated Current Return or Estimated Long Term Return which are more comparable to return calculations used by other investment products.

REINVESTMENT

     Distributions will be paid in cash unless the investor elects to have distributions reinvested without sales charge in the Municipal Fund Accumulation Program, Inc. The Program is an open-end management investment company whose investment objective is to obtain income exempt from regular federal income taxes by investing in a diversified portfolio of state, municipal and public authority bonds rated A or better or with comparable credit characteristics. Reinvesting compounds earnings free from federal tax. Advertisements and sales literature may illustrate the effects of compounding at different hypothetical interest rates. Investors participating in the Program will be subject to state and local income taxes to the same extent as if the distributions had been received in cash, and most of the income on the Program is subject to state and local income taxes. For more complete information about the Program, including charges and expenses, request the Program's prospectus from the Trustee. Read it carefully before you decide to participate. Written notice of election to participate must be received by the Trustee at least ten days before the Record Day for the first distribution to which the election is to apply.

FUND EXPENSES

     Estimated annual Fund expenses are listed in Part A of the Prospectus; if actual expenses exceed the estimate, the excess will be borne by the Fund. The Trustee's annual fee is payable in monthly installments. The Trustee also benefits when it holds cash for the Fund in non-interest bearing accounts. Possible additional charges include Trustee fees and expenses for maintaining the Fund's registration statement current with Federal and State authorities, extraordinary services, costs of indemnifying the Trustee and the Sponsors, costs of action taken to protect the Fund and other legal fees and expenses, Fund termination expenses and any governmental charges. The Trustee has a lien on Fund assets to secure reimbursement of these amounts and may sell Bonds for this purpose if cash is not available. The Sponsors receive an annual fee currently estimated at $0.35 per $1,000 face amount to reimburse them for the cost of providing Portfolio supervisory services to the Fund. The Sponsors may also be reimbursed for their costs of providing bookkeeping and administrative services to Defined Asset Funds, currently estimated at $0.10 per Unit. While these fees may exceed their costs of providing services to the Fund, the total Sponsor fees from all Series of Municipal Investment Trust Fund will not exceed their costs for these services to all of those Series during any calendar year. The Trustee's, Sponsors' and Evaluator's fees may be adjusted for inflation without investors' approval.

     All or a portion of expenses incurred in establishing certain Funds, as shown in Part A of the Prospectus, including the cost of the initial preparation of documents relating to the Fund, Federal and State registration fees, the initial fees and expenses of the Trustee, legal expenses and any other out-of-pocket expenses will be paid by the Fund and amortized over five years. Advertising and selling expenses will be paid from the Underwriting Account at no charge to the Fund. Sales charges on Defined Asset Funds range from under 1.0% to 5.5%. This may be less than you might pay to buy and hold a comparable managed fund. Defined Asset Funds can be a cost-effective way to purchase and hold investments. Annual operating expenses are generally lower than for managed funds. Because Defined Asset Funds have no management fees, limited transaction costs and no ongoing marketing expenses, operating expenses are generally less than 0.25% a year. When compounded annually, small differences in expense ratios can make a big difference in your investment results. Because our portfolios rarely hold any significant amount of cash, your money is more fully invested.

TAXES

     The following summary describes some of the important income tax consequences of holding Units, assuming that the investor is not a dealer, financial institution or insurance company or other investor with special circumstances. Investors should consult their tax advisers about an investment in the Fund.

     At the date of issue of each Bond, counsel for the issuer delivered an opinion to the effect that interest on the Bond is generally exempt from regular federal income tax. However, interest may be taken into account in determining alternative minimum tax under certain circumstances and may also be subject to state and local taxes. Neither the Sponsors nor Davis Polk & Wardwell has reviewed the issuance of the Bonds, related proceedings or the basis of the opinions of counsel for the issuers. There can be no assurance, therefore, that the issuer (or other users) have complied or will comply with any requirements necessary for a bond to be tax-exempt. If any of the Bonds were determined not to be tax-exempt, investors may be required to pay income tax for current and prior years, and if the Fund were to sell the Bond, it might have to sell it at a substantial discount.

     In the opinion of Davis Polk & Wardwell, special counsel for the Sponsors, under existing law:

GENERAL TREATMENT OF THE FUND

     The Fund will not be taxed as a corporation for federal income tax purposes, and each investor will be considered to own directly a share of each Bond in the Fund.

INCOME OR LOSS UPON DISPOSITION

     Upon a disposition of all or part of an investor's pro rata portion of a Bond (by sale, exchange or redemption of the Bond or his Units), an investor will generally recognize capital gain or loss. However, gain from the disposition will generally be ordinary income to the extent of any accrued 'market discount'. An investor will generally have market discount to the extent that his basis in a bond when he purchases a Unit is less than its stated redemption price at maturity (or, if it is an 'original issue discount' bond, the issue price increased by 'original issue discount' that has accrued to previous holders). Investors should consult their tax advisers in this regard.

     The excess of a non-corporate investor's net long-term capital gains over his net short-term capital losses may be subject to tax at a lower rate than ordinary income. A capital gain or loss is long-term if the investment is held for more than one year and short-term if held for one year or less. Because the deduction of capital losses is subject to limitations, an investor may not be able to deduct all of his capital losses.

INVESTOR'S BASIS IN THE BONDS

     An investor's aggregate basis in the Bonds will be equal to the cost of his Units, including any sales charges and the organizational expenses borne by the investor but excluding any amount paid for accrued interest, and adjusted to reflect any accruals of 'original issue discount', 'acquisition premium' and 'bond premium'. Investors should consult their tax advisers in this regard.

EXPENSES

     A non-corporate investor is not entitled to a deduction for his pro rata share of fees and expenses of the Fund. Also, if an investor borrowed money in order to purchase or carry his Units, he will not be able to deduct the interest on this borrowing. The Internal Revenue Service may treat an investor's purchase of Units as made with borrowed money even if the borrowed money was not directly used to purchase the Units.

STATE AND LOCAL TAXES

     Under the income tax laws of the State and City of New York, the Fund will not be taxed as a corporation. The income recognized by investors that are New York taxpayers will not be tax-exempt in New York except to the extent it is earned on Bonds that are tax-exempt for New York purposes. Depending on where investors live, income from the Fund may be subject to state and local taxation. Investors should consult their tax advisers in this regard.

RECORDS AND REPORTS

     The Trustee keeps a register of the names, addresses and holdings of all investors. The Trustee also keeps records of the transactions of the Fund, including a current list of the Bonds and a copy of the Indenture, and supplemental information on the operations of the Fund and the risks associated with the Bonds held by the Fund, which may be inspected by investors at reasonable times during business hours.

     With each distribution, the Trustee includes a statement of the interest and any other receipts being distributed. Within five days after deposit of Bonds in exchange or substitution for Bonds (or contracts) previously deposited, the Trustee will send a notice to each investor, identifying both the Bonds removed and the replacement bonds deposited. The Trustee sends each investor of record an annual report summarizing transactions in the Fund's accounts and amounts distributed during the year and Bonds held, the number of Units outstanding and the Redemption Price at year end, the interest received by the Fund on the Bonds, the gross proceeds received by the Fund from the disposition of any Bond (resulting from redemption or payment at maturity or sale of any Bond), and the fees and expenses paid by the Fund, among other matters. The Trustee will also furnish annual information returns to each investor and to the Internal Revenue Service. Investors are required to report to the Internal Revenue Service the amount of tax-exempt interest received during the year. Investors may obtain copies of Bond evaluations from the Trustee to enable them to comply with federal and state tax reporting requirements. Fund accounts are audited annually by independent accountants selected by the Sponsors. Audited financial statements are available from the Trustee on request.

TRUST INDENTURE

     The Fund is a 'unit investment trust' created under New York law by a Trust Indenture among the Sponsors, the Trustee and the Evaluator. This Prospectus summarizes various provisions of the Indenture, but each statement is qualified in its entirety by reference to the Indenture.

     The Indenture may be amended by the Sponsors and the Trustee without consent by investors to cure ambiguities or to correct or supplement any defective or inconsistent provision, to make any amendment required by the SEC or other governmental agency or to make any other change not materially adverse to the interest of investors (as determined in good faith by the Sponsors). The Indenture may also generally be amended upon consent of investors holding 51% of the Units. No amendment may reduce the interest of any investor in the Fund without the investor's consent or reduce the percentage of Units required to consent to any amendment without unanimous consent of investors. Investors will be notified on the substance of any amendment.

     The Trustee may resign upon notice to the Sponsors. It may be removed by investors holding 51% of the Units at any time or by the Sponsors without the consent of investors if it becomes incapable of acting or bankrupt, its affairs are taken over by public authorities, or if under certain conditions the Sponsors determine in good faith that its replacement is in the best interest of the investors. The Evaluator may resign or be removed by the Sponsors and the Trustee without the investors' consent. The resignation or removal of either becomes effective upon acceptance of appointment by a successor; in this case, the Sponsors will use their best efforts to appoint a successor promptly; however, if upon resignation no successor has accepted appointment within 30 days after notification, the resigning Trustee or Evaluator may apply to a court of competent jurisdiction to appoint a successor.

     Any Sponsor may resign so long as one Sponsor with a net worth of $2,000,000 remains and is agreeable to the resignation. A new Sponsor may be appointed by the remaining Sponsors and the Trustee to assume the duties of the resigning Sponsor. If there is only one Sponsor and it fails to perform its duties or becomes incapable of acting or bankrupt or its affairs are taken over by public authorities, the Trustee may appoint a successor Sponsor at reasonable rates of compensation, terminate the Indenture and liquidate the Fund or continue to act as Trustee without a Sponsor. Merrill Lynch, Pierce, Fenner & Smith Incorporated has been appointed as Agent for the Sponsors by the other Sponsors.

     The Sponsors, the Trustee and the Evaluator are not liable to investors or any other party for any act or omission in the conduct of their responsibilities absent bad faith, willful misfeasance, negligence (gross negligence in the case of a Sponsor or the Evaluator) or reckless disregard of duty. The Indenture contains customary provisions limiting the liability of the Trustee.

MISCELLANEOUS

LEGAL OPINION

     The legality of the Units has been passed upon by Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsors.

AUDITORS

     The Statement of Condition in the Prospectus was audited by Deloitte & Touche LLP, independent accountants, as stated in their opinion. It is included in reliance upon that opinion given on the authority of that firm as experts in accounting and auditing.

TRUSTEE

     The Trustee and its address are stated on the back cover of the Prospectus. The Trustee is subject to supervision by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities.

SPONSORS

     The Sponsors are listed on the back cover of the Prospectus. They may include Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned subsidiary of Merrill Lynch Co. Inc.; Smith Barney Inc., an indirect wholly-owned subsidiary of The Travelers Inc.; Prudential Securities Incorporated, an indirect wholly-owned subsidiary of the Prudential Insurance Company of America; Dean Witter Reynolds, Inc., a principal operating subsidiary of Dean Witter Discover & Co. and PaineWebber Incorporated, a wholly-owned subsidiary of PaineWebber Group Inc. Each Sponsor, or one of its predecessor corporations, has acted as Sponsor of a number of series of unit investment trusts. Each Sponsor has acted as principal underwriter and managing underwriter of other investment companies. The Sponsors, in addition to participating as members of various selling groups or as agents of other investment companies, execute orders on behalf of investment companies for the purchase and sale of securities of these companies and sell securities to these companies in their capacities as brokers or dealers in securities.

CODE OF ETHICS

     The Agent for the Sponsors has adopted a code of ethics requiring preclearance and reporting of personal securities transactions by its personnel who have access to information on Defined Asset Funds portfolio transactions. The code is intended to prevent any act, practice or course of conduct which would operate as a fraud or deceit on any Fund and to provide guidance to these persons regarding standards of conduct consistent with the Agent's responsibilities to the Funds.

PUBLIC DISTRIBUTION

     In the initial offering period Units will be distributed to the public through the Underwriting Account and dealers who are members of the National Association of Securities Dealers, Inc. The initial offering period is 30 days or less if all Units are sold. If some Units initially offered have not been sold, the Sponsors may extend the initial offering period for up to four additional successive 30-day periods.

     The Sponsors intend to qualify Units for sale in all states in which qualification is deemed necessary through the Underwriting Account and by dealers who are members of the National Association of Securities Dealers, Inc.; however, Units of a State trust will be offered for sale only in the State for which the trust is named, except that Units of a New Jersey trust will also be offered in Connecticut, Units of a Florida trust will also be offered in New York and Units of a New York trust will also be offered in Connecticut, Florida and Puerto Rico. The Sponsors do not intend to qualify Units for sale in any foreign countries and this Prospectus does not constitute an offer to sell Units in any country where Units cannot lawfully be sold. Sales to dealers and to introducing dealers, if any, will initially be made at prices which represent a concession from the Public Offering Price, but the Agent for the Sponsors reserves the right to change the rate of any concession from time to time. Any dealer or introducing dealer may reallow a concession up to the concession to dealers.

UNDERWRITERS' AND SPONSORS' PROFITS

     Upon sale of the Units, the Underwriters will be entitled to receive sales charges. The Sponsors also realize a profit or loss on deposit of the Bonds equal to the difference between the cost of the Bonds to the Fund (based on the offer side evaluation on the initial date of deposit) and the Sponsors' cost of the Bonds. In addition, a Sponsor or Underwriter may realize profits or sustain losses on Bonds it deposits in the Fund which were acquired from underwriting syndicates of which it was a member. During the initial offering period, the Underwriting Account also may realize profits or sustain losses as a result of fluctuations after the initial date of deposit in the Public Offering Price of the Units. In maintaining a secondary market for Units, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy Units and the prices at which they resell these Units (which include the sales charge) or the prices at which they redeem the Units. Cash, if any, made available by buyers of Units to the Sponsors prior to a settlement date for the purchase of Units may be used in the Sponsors' businesses to the extent permitted by Rule 15c3-3 under the Securities Exchange Act of 1934 and may be of benefit to the Sponsors.

FUND PERFORMANCE

     Information on the performance of this Fund for various periods, on the basis of changes in Unit price plus the amount of income and principal distributions reinvested, may be included from time to time in advertisements, sales literature, reports and other information furnished to current or prospective investors. Total return figures are not averaged, and may not reflect deduction of the sales charge, which would decrease the return. Average annualized return figures reflect deduction of the maximum sales charge. No provision is made for any income taxes payable.

      Fund performance may be compared to performance on the same basis (with distributions reinvested) of Moody's Municipal Bond Averages or performance data from publications such as Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, The New York Times, U.S. News and World Report, Barron's Business Week, CDA Investment Technology, Inc., Forbes Magazine or Fortune Magazine. Average annual compounded rates of return of selected asset classes over various periods of time may also be compared to the rate of inflation over the same periods.

DEFINED ASSET FUNDS

     Municipal Investment Trust Funds have provided investors with tax-free income and balance for their portfolios for more than 30 years. As tax reforms over the years have eliminated many of the ways to reduce individual taxes, municipal bonds have remained a significant source of tax-free income. For decades informed investors have purchased unit investment trusts for dependability and professional selection of investments. Defined Asset Funds' philosophy is to allow investors to 'buy with knowledge' (because, unlike managed funds, the portfolio of municipal bonds and the return are relatively fixed) and 'hold with confidence' (because the portfolio is professionally selected and regularly reviewed). Defined Asset Funds offers an array of simple and convenient investment choices, suited to fit a wide variety of personal financial goals--a buy and hold strategy for capital accumulation, such as for children's education or retirement, or attractive, regular current income consistent with the preservation of principal. Tax-exempt income can help investors keep more today for a more secure financial future. It can also be important in planning because tax brackets may increase with higher earnings or changes in tax laws. Defined equity funds offer growth potential and some protection against inflation. Unit investment trusts are particularly suited for the many investors who prefer to seek long-term income by purchasing sound investments and holding them, rather than through active trading. Few individuals have the knowledge, resources or capital to buy and hold a diversified portfolio on their own; it would generally take a considerable sum of money to obtain the breadth and diversity that Defined Asset Funds offer. One's investment objectives may call for a combination of Defined Asset Funds.

     Defined Asset Funds reflect a buy and hold strategy that the Sponsors believe can be more effective and cost-effective than active management. This strategy is premised on selection criteria and procedures, diversification and regular monitoring by investment professionals. Various advertisements and sales literature may summarize the results of economic studies concerning how stock market movement has tended to be concentrated and how longer-term investments can tend to reduce risk.

     One of the most important investment decisions you face may be how to allocate your investments among asset classes. Diversification among different kinds of investments can balance the risks and rewards of each one.

Most investment experts recommend stocks for long-term capital growth. Long-term corporate bonds offer relatively high rates of interest income.

EXCHANGE OPTION

     You may exchange Units of the Fund for units of certain other Defined Asset Funds subject only to a reduced sales charge.

     Upon the deduction of the final Deferred Sales Charge installment for the Fund, you may exchange your units of any Municipal Investment Trust Fund Intermediate Term Series with a regular maximum sales charge of at least 3.25%, of any other Defined Asset Fund with a regular maximum sales charge of at least 3.50%, or of any unaffiliated unit trust with a regular maximum sales charge of at least 3.0%, for Units of this Fund at their relative net asset values, subject only to a reduced sales charge or to any remaining deferred sales charge on the units being exchanged, as applicable.

     To make an exchange, you should contact your financial professional to find out what suitable Exchange Funds are available and to obtain a prospectus. You may acquire units of only those Exchange Funds in which the Sponsors are maintaining a secondary market and which are lawfully for sale in the state where you reside. An exchange is a taxable event normally requiring recognition of any gain or loss on the units exchanged. However, the Internal Revenue Service may seek to disallow a loss if the portfolio of the units acquired is not materially different from the portfolio of the units exchanged; you should consult your own tax advisor. If the proceeds of units exchanged are insufficient to acquire a whole number of Exchange Fund units, you may pay the difference in cash (not exceeding the price of a single unit acquired).

     As the Sponsors are not obligated to maintain a secondary market in any series, there can be no assurance that units of a desired series will be available for exchange. The Exchange Option may be amended or terminated at any time without notice.

                                   APPENDIX A

DESCRIPTION OF RATINGS (AS DESCRIBED BY THE RATING COMPANIES THEMSELVES)

STANDARD & POOR'S RATINGS GROUP, A DIVISION OF MCGRAW-HILL, INC.

     AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC--Debt rated BB, B, CCC and CC is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     A provisional rating, indicated by 'p' following a rating, assumes the successful completion of the project being financed by the issuance of the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

     * Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

     NR--Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

MOODY'S INVESTORS SERVICE, INC.

     Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge'. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Rating symbols may include numerical modifiers 1, 2 or 3. The numerical modifier 1 indicates that the security ranks at the high end, 2 in the mid-range, and 3 nearer the low end, of the generic category. These modifiers of rating symbols give investors a more precise indication of relative debt quality in each of the historically defined categories.

     Conditional ratings, indicated by 'Con.', are sometimes given when the security for the bond depends upon the completion of some act or the fulfillment of some condition. Such bonds are given a conditional rating that denotes their probable credit stature upon completion of that act or fulfillment of that condition.

     NR--Should no rating be assigned, the reason may be one of the following:
(a) an application for rating was not received or accepted; (b) the issue or issuer belongs to a group of securities that are not rated as a matter of policy; (c) there is a lack of essential data pertaining to the issue or issuer or (d) the issue was privately placed, in which case the rating is not published in Moody's publications.

FITCH INVESTORS SERVICE, INC.

     AAA--These bonds are considered to be investment grade and of the highest quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA--These bonds are considered to be investment grade and of high quality. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue.

     A--These bonds are considered to be investment grade and of good quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB--These bonds are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however are more likely to weaken this ability than bonds with higher ratings.

     A '+' or a '-' sign after a rating symbol indicates relative standing in its rating.

DUFF & PHELPS CREDIT RATING CO.

     AAA--Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA--High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic condtions.

     A--Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     A '+' or a '-' sign after a rating symbol indicates relative standing in its rating.

                                   APPENDIX B
                        MUNICIPAL INVESTMENT TRUST FUND
                     SECONDARY MARKET SALES CHARGE SCHEDULE


                   ACTUAL SALES CHARGE AS     DEALER CONCESSION AS
                   PERCENT OF EFFECTIVE       PERCENT OF EFFECTIVE
 NUMBER OF UNITS        SALES CHARGE               SALES CHARGE
-----------------  -------------------------  -------------------------
1-249                            100%                     65.00%
250-499                           80                      52.00
500-749                           60                      39.00
750-999                           45                      29.25
1,000 or more                     35                      22.75


                             EFFECTIVE SALES CHARGE


                                     AS PERCENT       AS PERCENT
             TIME TO                OF BID SIDE        OF PUBLIC
             MATURITY                EVALUATION    OFFERING PRICE
----------------------------------  -------------  -----------------
Less than six months                          0%               0%
Six months to less than 1 year            0.503             0.50
1 year to less than 2 years               1.010             1.00
2 years to less than 3 years              1.523             1.50
3 years to less than 4 years              2.302             2.25
4 years to less than 5 years              2.828             2.75
5 years to less than 6 years              3.093             3.00
6 years to less than 7 years              3.359             3.25
7 years to less than 8 years              3.627             3.50
8 years to less than 9 years              4.167             4.00
9 years to less than 12 years             4.439             4.25
12 years to less than 15 years            4.712             4.50
15 years or more                          5.820             5.50


     For this purpose, a Bond will be considered to mature on its stated maturity date unless: it has been called for redemption; (although not called) its yield to maturity is more than 40 basis points higher than its yield to any call date; funds or securities have been placed in escrow to redeem it on an earlier date; or the Bond is subject to a mandatory tender. In each of these cases the earlier date will be considered the maturity date.

     For Funds with a deferred sales charge, Units purchased after the deduction of the final deferred sales charge installment will be subject only to an up-front sales charge based on the maturities of the bonds in the Portfolio, as set forth above. The dealer concession for these funds with a deferred sales charge will be 65% of the Effective Sales Charge after all deferred charges have been deducted. Until that time, the dealer concession will be 65% of the difference between the offer price and the remaining deferred sales charge to be collected.

                      DEFINED ASSET FUNDS MUNICIPAL SERIES
                        MUNICIPAL INVESTMENT TRUST FUND
                                   APPENDIX C
        SALES CHARGE SCHEDULES FOR DEFINED ASSET FUNDS, MUNICIPAL SERIES

     DEFERRED AND UP-FRONT SALES CHARGES. Units purchased in the second through fifth year of the Fund will be subject to an up-front sales charge as well as periodic deferred and contingent deferred sales charges. Units purchased thereafter will be subject only to an up-front sales charge. During the first five years of the Fund, a fixed periodic deferred sales charge of $2.75 per Unit is payable on 20 quarterly payment dates occurring on the 10th day of February, May, August and November, commencing no earlier than 45 days after the initial date of deposit. Investors purchasing Units on the initial date of deposit and holding for at least five years, for example, would incur total periodic deferred sales charges of $55.00 per Unit. Because of the time value of money, however, as of the initial date of deposit this periodic deferred sales charge obligation would, at current interest rates, equate to an up-front sales charge of approximately 4.75%.

     As the periodic deferred sales charge is a fixed dollar amount irrespective of the Public Offering Price, it will represent a varying percentage of the Public Offering Price. An up-front sales charge will be imposed on all unit purchases after the first year of the Fund, but in no event earlier than the business day following the fourth quarterly payment date.

     The following table illustrates the combined maximum up-front and periodic deferred sales charges that would be incurred by an investor who purchases Units at the beginning of each of the first five years of the Fund (based on a constant Unit price) and holds them through the fifth year of the Fund:


                                                                                                           TOTAL
                                                     UP-FRONT SALES CHARGE            MAXIMUM      UP-FRONT AND PERIODIC
                                                                                        AMOUNT      DEFERRED SALES
                                                                                  DEFERRED PER             CHARGES
                                                                                  $1,000 INVESTED  PER $1,000 INVESTED
                     -----------------------------------------------------------  ---------------  ---------------------
  YEAR OF UNIT       AS PERCENT OF PUBLIC   AS PERCENT OF NET      AMOUNT PER
      PURCHASE        OFFERING PRICE        AMOUNT INVESTED      $1,000 INVESTED
-------------------  ---------------------  -------------------  ---------------
             1                  None                  None               None        $   55.00           $   55.00
             2                  1.10%                 1.11%         $   11.00            44.00               55.00
             3                  2.20                  2.25              22.00            33.00               55.00
             4                  3.30                  3.41              33.00            22.00               55.00
             5                  4.40                  4.60              44.00            11.00               55.00


     To the extent that the initial up-front sales charge does not commence until the business day following the fourth quarterly payment date (as provided above), the annual increase in the up-front sales charge will be similarly delayed.

     CONTINGENT DEFERRED SALES CHARGE. Units redeemed or repurchased within 4 years after the Fund's initial date of deposit will not only incur the periodic deferred sales charge until the quarter of redemption or repurchase but will also be subject to a contingent deferred sales charge:


  YEAR SINCE FUND'S
   INITIAL DATE OF     CONTINGENT DEFERRED
       DEPOSIT         SALES CHARGE PER UNIT
---------------------  ---------------------
          1                  $   25.00
          2                      15.00
          3                      10.00
          4                       5.00
  5 and thereafter                None

     The contingent deferred sales charge is waived on any redemption or repurchase of Units after the death (including the death of a single joint tenant with rights of survivorship) or disability (as defined in the Internal Revenue Code) of an investor, provided the redemption or repurchase is requested within one year of the death or initial determination of disability. The Sponsors may require receipt of satisfactory proof of disability before releasing the portion of the proceeds representing the amount of the contingent deferred sales charge waived.

     To assist investors in understanding the total costs of purchasing units during the first four years of the Fund and disposing of those units by the fifth year, the following tables set forth the maximum combined up-front, periodic and contingent deferred sales charges that would be incurred (assuming a constant Unit price) by an investor:
                    UNITS PURCHASED ON INITIAL OFFERING DATE


  YEAR OF UNIT                              DEFERRED SALES     CONTINGENT DEFERRED
   DISPOSITION       UP-FRONT SALES CHARGE         CHARGE        SALES CHARGE       TOTAL SALES CHARGES
-------------------  ---------------------  -----------------  -------------------  -------------------
             1                  None            $   11.00           $   25.00            $   36.00
             2                  None                22.00               15.00                37.00
             3                  None                33.00               10.00                43.00
             4                  None                44.00                5.00                49.00
             5                  None                55.00                0.00                55.00


                  UNITS PURCHASED ON FIRST ANNIVERSARY OF FUND


  YEAR OF UNIT                              DEFERRED SALES     CONTINGENT DEFERRED
   DISPOSITION       UP-FRONT SALES CHARGE         CHARGE        SALES CHARGE       TOTAL SALES CHARGES
-------------------  ---------------------  -----------------  -------------------  -------------------
             2             $   11.00            $   11.00           $   15.00            $   37.00
             3                 11.00                22.00               10.00                43.00
             4                 11.00                33.00                5.00                49.00
             5                 11.00                44.00                0.00                55.00


                 UNITS PURCHASED ON SECOND ANNIVERSARY OF FUND


  YEAR OF UNIT                              DEFERRED SALES     CONTINGENT DEFERRED
   DISPOSITION       UP-FRONT SALES CHARGE         CHARGE        SALES CHARGE       TOTAL SALES CHARGES
-------------------  ---------------------  -----------------  -------------------  -------------------
             3             $   22.00            $   11.00           $   10.00            $   43.00
             4                 22.00                22.00                5.00                49.00
             5                 22.00                33.00                0.00                55.00


                  UNITS PURCHASED ON THIRD ANNIVERSARY OF FUND


  YEAR OF UNIT                              DEFERRED SALES     CONTINGENT DEFERRED
   DISPOSITION       UP-FRONT SALES CHARGE         CHARGE        SALES CHARGE       TOTAL SALES CHARGES
-------------------  ---------------------  -----------------  -------------------  -------------------
             4             $   33.00            $   11.00           $    5.00            $   49.00
             5                 33.00                22.00                0.00                55.00


                 UNITS PURCHASED ON FOURTH ANNIVERSARY OF FUND


  YEAR OF UNIT                              DEFERRED SALES     CONTINGENT DEFERRED
   DISPOSITION       UP-FRONT SALES CHARGE         CHARGE        SALES CHARGE       TOTAL SALES CHARGES
-------------------  ---------------------  -----------------  -------------------  -------------------
             5             $   44.00            $   11.00           $    0.00            $   55.00

SUPPLEMENTAL INFORMATION

     Upon writing or calling the Trustee shown on the back cover of Part A of this Prospectus, investors will receive at no cost to the investor supplemental information about the Fund, which has been filed with the SEC. The supplemental information includes more detailed risk factor disclosure about the types of Bonds that may be part of the Fund's Portfolio, general risk disclosure concerning any letters of credit or insurance securing certain Bonds, and general information about the structure and operation of the Fund.

PROSPECTUS FORMAT

     This prospectus consists of a Part A and this Part B. The Prospectus does not contain all of the information with respect to the investment company set forth in its registration statement and exhibits relating thereto which have been filed with the Securities and Exchange Commission, Washington, D.C. under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made. Copies of filed material can be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The Commission also maintains a Web site that contains information statements and other information regarding registrants such as Defined Asset Funds that file electronically with the Commission at http://www.sec.gov.

     No person is authorized to give any information or to make any representations with respect to this investment company not contained in the registration statement and related exhibits; and any information or representation not contained therein must not be relied upon as having been authorized. The Prospectus does not constitute an offer to sell, or a solicitation of any offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.

                                                                 15900-5/97

                                                  DEFINED
                             ASSET FUNDSSM


SPONSORS:                               MUNICIPAL INVESTMENT
Merrill Lynch,                          TRUST FUND
Pierce, Fenner & Smith Incorporated     New York Put Series--4
Defined Asset Funds                     (A Unit Investment Trust)
P.O. Box 9051                           PROSPECTUS PART A
Princeton, NJ 08543-9051                This Prospectus consists of a Part A and
(609) 282-8500                          a Part B. This Prospectus does not
Smith Barney Inc.                       contain all of the information with
Unit Trust Department                   respect to the investment company set
388 Greenwich Street--23rd Floor        forth in its registration statement and
New York, NY 10013                      exhibits relating thereto which have
(212) 816-4000                          been filed with the Securities and
Prudential Securities Incorporated      Exchange Commission, Washington, D.C.
One New York Plaza                      under the Securities Act of 1933 and the
New York, NY 10292                      Investment Company Act of 1940, and to
(212) 778-6164                          which reference is hereby made. Copies
Dean Witter Reynolds Inc.               of filed material can be obtained from
Two World Trade Center--59th Floor      the Public Reference Section of the
New York, NY 10048                      Commission, 450 Fifth Street, N.W.,
(212) 392-2222                          Washington, D.C. 20549 at prescribed
EVALUATOR:                              rates. The Commission also maintains a
Kenny S&P Evaluation Services,          Web site that contains information
a division of J. J. Kenny Co., Inc.     statements and other information
65 Broadway                             regarding registrants such as Defined
New York, NY 10006                      Asset Funds that file electronically
TRUSTEE:                                with the Commission at
The Chase Manhattan Bank                http://www.sec.gov.
Customer Service Retail Department      No person is authorized to give any
Bowling Green Station                   information or to make any
P.O. Box 5187                           representations with respect to this
New York, NY 10274-5187                 investment company not contained in its
1-800-323-1508                          registration statement and exhibits
                                        related thereto; and any information or
                                        representation not contained therein
                                        must not be relied upon as having been
                                        authorized. This Prospectus does not
                                        constitute an offer to sell, or a
                                        solicitation of an offer to buy,
                                        securities in any state to any person to whom it is not lawful to make such offer in such state.
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